                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                               PALL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                PALL CORPORATION
                            2200 NORTHERN BOULEVARD
                           EAST HILLS, NEW YORK 11548
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 17, 1999
                            ------------------------

To the Holders of Common Stock:

PLEASE TAKE NOTICE that the annual meeting of shareholders of Pall Corporation, a New York corporation (the "Company"), will be held at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, on Wednesday, November 17, 1999 at 11:00 A.M. for the following purposes:

        (1) to elect four directors for a three-year term and one director for a one-year term;

        (2) to consider and vote upon a proposal to approve the adoption of the Company's Employee Stock Purchase Plan;

        (3) to consider and vote upon a proposal to approve the adoption of the Company's Management Stock Purchase Plan; and

        (4) to transact such other business as may properly come before the meeting.

The close of business on October 4, 1999 has been fixed as the record date for the meeting; only shareholders of record at that time are entitled to notice of and to vote at the meeting.

THIS YEAR THE COMPANY IS PLEASED TO OFFER REGISTERED SHAREHOLDERS THE CHOICE OF VOTING THEIR SHARES EITHER BY RETURNING THEIR PROXY CARD BY MAIL OR BY GRANTING THEIR PROXY BY TELEPHONE OR ON THE INTERNET. INSTRUCTIONS FOR VOTING BY TELEPHONE OR THE INTERNET ARE PRINTED ON THE ENCLOSED PROXY CARD. SHAREHOLDERS WHO HOLD THEIR SHARES BENEFICIALLY THROUGH A NOMINEE, SUCH AS A BANK OR BROKER, MAY BE ABLE TO VOTE VIA THE INTERNET OR TELEPHONICALLY, AS WELL AS BY MAIL. THESE SHAREHOLDERS SHOULD FOLLOW THE INSTRUCTIONS THEY RECEIVE FROM THEIR NOMINEE.

                                          Mary Ann Bartlett,
                                          Secretary

October 13, 1999

                            YOUR VOTE IS IMPORTANT.
    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE GRANT YOUR PROXY.

                                PALL CORPORATION
                            2200 NORTHERN BOULEVARD
                           EAST HILLS, NEW YORK 11548

                                                                October 13, 1999

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of Pall Corporation, a New York corporation (the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, November 17, 1999, at 11:00 A.M. at The Garden City Hotel, 45 Seventh Street, Garden City, New York 11530, and at any adjournments thereof (the "meeting"). A map and directions to The Garden City Hotel are printed on the back cover of this Proxy Statement. Whether or not you plan to attend the meeting, you are requested to date and execute the enclosed form of proxy and return it in the enclosed postage-paid return envelope, or use the telephone or the internet to grant your proxy and vote. Instructions for granting a proxy and voting by telephone or the internet are on the enclosed proxy card.

     The approximate date on which this proxy statement and the enclosed proxy will be first sent to shareholders is October 13, 1999. The cost of the solicitation of proxies in the enclosed form will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls and personal solicitation by full-time regular employees of the Company, who will not be specially compensated therefor, and by the firm of Georgeson Shareholder Communications Inc., which has been retained for this purpose by the Company and which is to be paid the sum of $7,500 as a fee for its services plus disbursements.

                                     VOTING

     This year, registered shareholders can grant a proxy and vote telephonically or via the internet. Telephone and internet proxy information is provided on the proxy card. A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you do not choose to vote by telephone or internet, you may mail your proxy card in the enclosed envelope.

     If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from them. The availability of telephone and internet voting will depend on their voting processes.

     The shares represented by your properly completed proxy will be voted in accordance with your instructions. If your proxy is properly completed and received but contains no instructions, the shares represented by your proxy will be voted for the election as directors of the nominees proposed herein and for the approval of the Employee Stock Purchase Plan and the Management Stock Purchase Plan. The Board of Directors is not aware of any other matters to be presented for action at the meeting, but if other matters are properly brought before the meeting, shares represented by properly completed proxies received by mail, telephone or the internet will be voted in accordance with the judgment of the persons named as proxies.

     Shareholders have the right to revoke their proxies at any time before a vote is taken, by notifying the Secretary of the Company in writing at the address given above. In addition, a shareholder may revoke a proxy (1) by executing a new proxy card bearing a later date or by voting by telephone or the internet at a later date, provided the new proxy is received by Equiserve (which will have a representative present at the meeting) before the vote, (2) by attending the meeting and voting in person, or (3) by any other method available to shareholders by law.

     The close of business on October 4, 1999 has been fixed as the record date for the meeting, and only shareholders of record at that time will be entitled to vote. The only capital stock of the Company outstanding is Common Stock, par value $.10 per share (the "Common Stock"). There were 124,167,433 shares of Common Stock outstanding and entitled to vote on the record date. Each shareholder is entitled to one vote for each share held. The holders of a majority of the shares issued and outstanding on the record date, present in person or represented by proxy, will constitute a quorum at the meeting.

               [BOARD NOMINEES AND DIRECTORS PHOTOS AND CREDITS]

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting -- four for a three-year term and one for a one-year term. The Nominating Committee of the Board of Directors has nominated Abraham Appel, Ulric Haynes, Jr., Jeremy Hayward-Surry and Edwin W. Martin, Jr. for three-year terms and Daniel J. Carroll, Jr. for a one-year term. All nominees are presently directors of the Company. Although it is not anticipated that any of the nominees will become unavailable before the meeting, in that event the persons named as proxies on the enclosed proxy card will have the right, at their discretion, to vote all properly completed proxies (received by mail, telephone or the internet) for such substitute candidate, if any, as may be nominated by the Board of Directors.

     Directors will be elected by a plurality of the votes properly cast (in person or by proxy) at the meeting. Thus, shareholders who do not vote, or who withhold their vote from one or more of the nominees named above and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the meeting. A broker who is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares if the broker has not received voting instructions from the beneficial owner by the tenth day before the meeting, provided that this proxy statement has been transmitted to the beneficial owner at least 15 days before the meeting.

     Set forth below is information with respect to the nominees and each other present director of the Company continuing in office after the meeting. The principal occupations of each director during at least the past five years is shown in the fourth column and the notes thereto.

                                                                                                    SERVICE AS   PRESENT
                                          POSITION AND OFFICES                                       DIRECTOR     TERM
NAME                            AGE        WITH THE COMPANY**            PRINCIPAL OCCUPATION         SINCE      EXPIRES
----                            ---   ----------------------------  ------------------------------  ----------   -------
Abraham Appel*................  84    Founder Director              President, Appel Consultants,       1969      1999
                                                                    Inc., consultants on financing
                                                                      and foreign trade, Toronto,
                                                                      Canada
Daniel J. Carroll, Jr.*.......  54    Director                      (a)                              Oct. 5,      1999
                                                                                                        1999
John H.F. Haskell, Jr.........  67    Director                      Managing Director, Warburg          1998      2001
                                                                      Dillon Read LLC, investment
                                                                      banking firm, New York, New
                                                                      York(b)
Ulric Haynes, Jr.*............  68    Director                      Executive Dean for University       1994      1999
                                                                      International Relations,
                                                                      Hofstra University,
                                                                      Hempstead, New York since
                                                                      September 1996(c)
Jeremy Hayward-Surry*.........  56    President and Director        Officer of the Company(d)           1993      1999
Eric Krasnoff.................  47    Chairman and Chief Executive  Officer of the Company(e)           1994      2000
                                        Officer and Director
Edwin W. Martin, Jr.*.........  68    Director                      (f)                                 1993      1999
Katharine L. Plourde..........  47    Director                      (g)                                 1995      2001
Chesterfield F. Seibert.......  74    Director                      Retired officer of the Company      1971      2000
Heywood Shelley...............  72    Director                      Attorney(h)                         1990      2001
Alan B. Slifka................  70    Director                      (i)                                 1964      2001
James D. Watson...............  71    Director                      (j)                                 1988      2000

---------------
 *  Nominee for election at the meeting.

** Mr. Appel is a member of the Audit, Compensation and Planning and Governance Committees of the Board of Directors. Mr. Carroll is a member of the Planning and Governance Committee. Mr. Haskell is a member of the Compensation, Nominating and Planning and Governance Committees. Mr. Haynes is a member of the Compensation and Planning and Governance Committees. Mr. Krasnoff and Mr. Hayward-Surry are members of the Executive Committee. Dr. Martin is a member of the Compensation and Nominating Committees. Ms. Plourde is a member of the Audit and Planning and Governance Committees. Mr. Seibert is a member of the Audit and Nominating Committees. Mr. Shelley is a member of the Executive and Nominating Committees. Dr. Watson is a member of the Audit Committee.
                                                        (footnotes on next page)

(a) Mr. Carroll has been Chief Operating Officer since January 1998, and also Vice President -- Business Operations since May 1999, of the Business Communications Systems Unit of Lucent Technologies Inc., Basking Ridge, New Jersey. Prior to January 1998, he was Senior Vice President and Chief Procurement Officer of AT&T Corp. from November 1993 until March 1996, Vice President -- Product Realization of the Business Communications Systems Unit of AT&T Corp. from March 1996 until October 1996, Vice President -- Product Realization of the Business Communications Systems Unit of Lucent Technologies Inc. from its spin-off from AT&T Corp. in October 1996 until December 1996, and Vice President -- Large Business Markets and Global Provisioning Organization of the Business Communications Systems Unit of Lucent Technologies Inc. from December 1996 until January 1998.

(b) Mr. Haskell is a director of AXA Financial, Inc. (formerly named The Equitable Companies Incorporated), which is the holding company for the Equitable Life Assurance Society of the United States, Alliance Capital Management L.P. and Donaldson, Lufkin & Jenrette, Inc.

(c) Mr. Haynes, who was the U.S. Ambassador to Algeria in 1977-1981, was Dean of the Business School at Hofstra University from August 1991 through August 1996.

(d) Mr. Hayward-Surry has been President of the Company since July 1994. He was also Treasurer and Chief Financial Officer of the Company from November 1992 to January 1998. Mr. Hayward-Surry is a director of V.I. Technologies, Inc.

(e) Mr. Krasnoff has been Chairman and Chief Executive Officer of the Company since July 1994.

(f) Dr. Martin was President and Chief Executive Officer until September 1994, and since then has been President Emeritus, of the National Center for Disability Services, a non-profit education, rehabilitation and research agency located in Albertson, N.Y. Dr. Martin is a director of Roslyn Bancorp Inc.

(g) Ms. Plourde was a Principal and analyst at the investment banking firm of Donaldson, Lufkin & Jenrette, Inc., New York, N.Y. until November 1997. Since that time she has engaged in private investing and serving on the board of directors of the Company and of several not-for-profit organizations.

(h) Mr. Shelley was a member of the firm of Carter, Ledyard & Milburn, New York, New York, through December 1997 and since then has been counsel to that firm, which acts as legal counsel to the Company.

(i) Mr. Slifka is Managing Principal of Halcyon/Alan B. Slifka Management Company LLC. The firm, headquartered in New York City, provides financial asset management through the Halcyon and Gryphon Partnerships, of which it is managing general partner. Mr. Slifka is also Managing Member of Halcyon Offshore Management Co., LLC, a registered broker-dealer. In addition, from October 1993 to March 1999 Mr. Slifka was Chairman of the Board of Global Telesystems Group, Inc., an operator of long distance and access telecommunications networks and a provider of voice and data telecommunications services to business customers and other telecommunications service providers in Western Europe, the Commonwealth of Independent States, Central Europe, India and China. On March 22, 1999, Mr. Slifka became Vice Chairman of Global Telesystems.

(j) Dr. Watson was Director until January 1994, and since then has been President, of the Cold Spring Harbor Laboratory, a biomedical research institution specializing in genetics located in Cold Spring Harbor, New York. Dr. Watson, who shared the Nobel Prize for medicine in 1962, is a director of Diagnostic Products Corporation and SIBIA Neurosciences, Inc.

     There were six meetings of the Board of Directors of the Company during fiscal 1999. The Executive Committee of the Board is authorized to act on most Board matters during the intervals between meetings of the full Board. There was one meeting of the Executive Committee during fiscal 1999 and in addition certain actions were taken by unanimous written consent without a meeting.

     The duties and responsibilities of the Audit Committee include, among other things, review of the Company's Compliance and Ethics Program, identification of significant public policy issues and the Company's policy and practices with respect thereto to ensure that they are consistent with the Company's social responsibility, review of the Company's financial statements, consideration of the nature and scope of the work to be performed by the Company's independent auditors, oversight of the results of such work, review of such auditors' letters to management which evaluate (as part of their annual audit of the Company's financial statements) the internal control systems of the Company, discussions with representatives of management of particular areas of the Company's operations, and meeting with the Company's internal audit managers to review their plans and to discuss internal audit reports. Among the matters to which the Audit Committee has devoted particular attention is the Company's program for achieving Y2K compliance. The Audit Committee met twice during fiscal 1999.

     The Compensation Committee has the power and duty to adopt, amend and terminate any management employee benefit plan, fix the compensation of officers of the Company and authorize and approve the making of employment contracts between the Company and its officers. The Committee also administers the Company's stock option plans and the new Management Stock Purchase Plan (see Proposal to Adopt Management Stock Purchase Plan below) and, in that connection, selects Plan participants and fixes the size of their initial awards. The Compensation Committee met three times in fiscal 1999 and in addition took certain actions by unanimous written consent without a meeting.

     The Nominating Committee has the power and duty to develop policy on the size and composition of the Board of Directors and criteria for director nomination, to establish procedures for the nomination process, to identify and recommend candidates for election to the Board, and to evaluate the participation and contribution of current Board members. The Nominating Committee met once in fiscal 1999. The Nominating Committee will consider nominees for director recommended by shareholders. The procedure to be followed by a shareholder in submitting such recommendations is to send the Corporate Secretary a letter making the recommendation and describing fully the education, business experience and other qualifications of the person recommended.

     The Planning and Governance Committee was established at the June 1999 meeting of the Board of Directors and met for the first time on October 4, 1999. This Committee has the power and the duty to study and make recommendations to the Board and/or management regarding planning, and corporate governance issues.

     During fiscal 1999, each presently incumbent director attended not less than 75% of the aggregate number of meetings of the Board and of the Board committee or committees on which he or she served.

     For serving on the Board of Directors, each director of the Company who is not also an employee of the Company is paid $2,000 a month plus $1,500 for each meeting of the Board and Board committees attended (other than meetings by conference telephone). Each member of the Audit Committee is paid an additional $500 a month, and Mr. Shelley is paid an additional $750 a month for his service on the Executive Committee. Directors who are employees receive no additional compensation for serving as directors.

     The Company and its officers and directors are insured under an insurance policy dated August 1, 1999, with Chubb Group of Insurance Companies with respect primarily to liability arising from the performance by officers and directors of their corporate duties. The policy also includes certain other coverage and the Company pays the premium, which is $155,000 per year. The Company and its officers and directors are also insured under two excess insurance policies, each dated August 1, 1999, with National Union Fire Insurance Company of Pittsburgh, Pennsylvania and Executive Risk Specialty Insurance Company with respect to liability arising from the performance by officers and directors of their corporate duties. The total annual premium paid by the Company for these two policies is $91,170.

     Under the Company's Stock Option Plan for Non-Employee Directors (the "Director Plan") approved by shareholders in 1995, a maximum of 300,000 shares of Common Stock were reserved for issuance upon exercise of options which are granted automatically each year, on the date of and immediately following the annual meeting of the Company's shareholders, to each member of the Board of Directors who is elected or re-elected at such annual meeting and who is not at that time an employee of the Company or any of its subsidiaries (a "Non-Employee Director"). There are currently ten Non-Employee Directors. The exercise price of each option granted under the Director Plan is the fair market value (as defined in the Director Plan) on the date of grant of the shares of Common Stock subject to such option. Each option granted under the

Director Plan becomes exercisable in three substantially equal, cumulative installments on each of the first three anniversary dates of the date of grant, and expires on the fifth anniversary of the date of grant.

     Under the Director Plan, on the date of each annual meeting of the Company's shareholders each Non-Employee Director who is elected a director of the Company by the shareholders for the first time at such annual meeting is granted an option to purchase 20,000 shares of Common Stock for election to a three-year term, 16,667 shares of Common Stock for election to a two-year term, and 13,333 shares for election to a one-year term. Also on the date of each annual meeting of shareholders, each Non-Employee Director who is re-elected at such meeting is granted an option to purchase 10,000 shares for a three-year term, 6,667 shares for a two-year term, and 3,333 shares for a one-year term. Thus, Ms. Plourde and Messrs. Shelley and Slifka, who were re-elected at the annual meeting held November 19, 1998 for a three-year term, were each granted an option on that date to purchase 10,000 shares of Common Stock at an exercise price of $23.9375 per share, and Mr. Haskell, who was elected a director for the first time at that annual meeting for a three-year term, was granted an option to purchase 20,000 shares of Common Stock at the same exercise price.

              COMPENSATION AND OTHER BENEFITS OF SENIOR MANAGEMENT

     The following table sets forth information concerning the total compensation of the Chief Executive Officer of the Company and the four other executive officers who had the highest individual aggregates of salary and bonus during the Company's fiscal year ended July 31, 1999. These five persons are hereinafter referred to collectively as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                 COMPENSATION AWARDS
                                                                               -----------------------
                                                   ANNUAL COMPENSATION         RESTRICTED   SECURITIES   ALL OTHER
                                     FISCAL   -----------------------------      STOCK      UNDERLYING   COMPENSA-
NAME AND PRINCIPAL POSITION           YEAR     SALARY    BONUS(A)    OTHER      UNITS(B)    OPTIONS(#)    TION(C)
---------------------------          ------   --------   --------   -------    ----------   ----------   ---------
Eric Krasnoff......................   1999    $558,532   $ -0-      $71,638(d)  $444,033     180,000      $52,450
  Chairman and                        1998     537,004    214,802    84,394(e)               180,000       73,772
  Chief Executive Officer             1997     516,308    232,339    63,704(f)                -0-          73,142
Jeremy Hayward-Surry...............   1999     382,304     -0-                   227,949      75,000       34,540
  President                           1998     367,588    110,276                             75,000       44,900
                                      1997     353,548    120,206                             -0-          50,184
John Adamovich.....................   1999     260,000     -0-                   165,633      45,000        6,519
  Group Vice President,               1998     144,240     72,120                             45,000       -0-
  Chief Financial Officer &
    Treasurer
Samuel Wortham.....................   1999     228,400     -0-                   194,765      35,000       33,116
  Group Vice President                1998     219,648     79,337                             30,000       37,614
                                      1997     211,224     88,714                             -0-          35,428
Gerhard Weich......................   1999     276,220     -0-                    52,563      35,000       10,280
  Group Vice President                1998     265,836     39,917                             30,000       19,853
                                      1997     282,259     35,250                             -0-           5,794

---------------
(a) The dollar amounts in this column for fiscal 1999 do not include the following amounts of fiscal 1999 bonuses which the Named Executive Officers elected to receive in the form of Restricted Stock Units under the Management Stock Purchase Plan (see Proposal to Adopt Management Stock Purchase Plan below): Mr. Krasnoff -- $296,022; Mr.
    Hayward-Surry -- $151,966; Mr. Adamovich -- $110,422; Mr.
    Wortham -- $129,843; and Mr. Weich -- $35,042. These amounts are included in the dollar amounts shown in the "Restricted Stock Units" column of this table.

(b) Each dollar amount shown in this column for fiscal 1999 is the sum of (1) the amount of a Named Executive Officer's fiscal 1999 bonus shown in footnote (a) which he elected to receive in the form of "Bonus Units" under the Management Stock Purchase Plan, and (2) the dollar value of the "Matching Units" for such Bonus Units (which is 50% of the amount shown for such Named Executive Officer in footnote (a) above). See Proposal to Adopt Management Stock Purchase Plan below. These sums were converted into Restricted Stock Units on August 26, 1999, based on the closing price of a share of Common Stock on that date, as follows: Mr. Krasnoff -- 22,698 Units; Mr. Hayward-Surry -- 11,652 Units; Mr.
    Adamovich -- 8,467 Units; Mr. Wortham -- 9,956 Units; and Mr. Weich -- 2,682 Units. All of these Units have been credited subject to shareholder approval of the Management Stock Purchase Plan at the meeting. No Units were credited to the accounts of the Named Executive Officers under the Plan at the end of the Company's 1999 fiscal year inasmuch as the Plan went into effect on the first day of fiscal year 2000.

(c) Includes amounts which, under regulations of the Securities and Exchange Commission, are deemed to be compensation by reason of interest-free loans made by the Company for the payment of the exercise price of options under the Company's employee stock option plans. See Indebtedness of Officers and Directors under Stock Option Plans below. Such amounts, computed under rates prescribed by the Internal Revenue Service to determine "imputed interest", were as follows in fiscal 1999: Mr. Krasnoff -- $23,507; Mr.
    Hayward-Surry -- $15,565; Mr. Wortham -- $21,125; and Mr. Weich -- $10,280.
    Also includes employer contributions under the Company's Profit-Sharing Plan and Supplementary Profit-Sharing Plan, which contributions for fiscal 1999 were as follows: Mr. Krasnoff -- $28,943; Mr. Hayward-Surry -- $18,975; Mr. Adamovich -- $6,519; and Mr. Wortham -- $11,991.

(d) Comprised of $48,753 for the cost of legal and accounting services and $22,885 for the provision of a company car.

(e) Comprised of $64,275 for the cost of legal and accounting services and $20,119 for the provision of a company car.

(f) Comprised of $45,360 for the cost of legal and accounting services and $18,344 for the provision of a company car.

OPTIONS

     The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during fiscal 1999, and the number and value of unexercised options held by each of them at July 31, 1999:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                  ---------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                  NUMBER OF      % OF TOTAL                               AT ASSUMED ANNUAL RATES
                                  SECURITIES      OPTIONS                               OF STOCK PRICE APPRECIATION
                                  UNDERLYING     GRANTED TO                                   FOR OPTION TERM
                                   OPTIONS       EMPLOYEES      EXERCISE   EXPIRATION   ---------------------------
NAME                              GRANTED(1)   IN FISCAL YEAR   PRICE(2)      DATE          5%             10%
----                              ----------   --------------   --------   ----------   -----------   -------------
Eric Krasnoff...................   180,000          5.5         $18.4375    05/06/04     $916,830      $2,025,990
Jeremy Hayward-Surry............    75,000          2.3          18.4375    05/06/04      382,013         844,163
John Adamovich..................    45,000          1.4          18.4375    05/06/04      229,208         506,498
Samuel T. Wortham...............    35,000          1.1          18.4375    05/06/04      178,273         393,943
Gerhard Weich...................    35,000          1.1          18.4375    05/06/04      178,273         393,943

---------------
(1) The options in this table become exercisable in four equal cumulative installments on each of the first through fourth anniversary dates of the date of grant.

(2) Fair market value of a share of the Company's Common Stock on the date of grant.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                            OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END(2)
                            SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                        ON EXERCISE(#)    REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        ---------------   -----------   -----------   -------------   -----------   -------------
Eric Krasnoff.............       85,000        $493,517       135,000        345,000        $28,125       $556,875
Jeremy Hayward-Surry......      100,000         820,321        75,000        150,000         12,891        235,547
John Adamovich............          -0-             -0-        11,250         78,750          2,813        126,563
Samuel T. Wortham.........       35,000         220,939        30,000         65,000          5,156        107,344
Gerhard Weich.............       35,000         171,721        30,000         65,000          5,156        107,344

---------------
(1) Value realized is the aggregate market value, on the date of exercise, of the shares acquired less the aggregate exercise price paid for such shares.

(2) Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price on July 30, 1999, which was $21.0625 per share) and the aggregate exercise price for such shares.

CONTRACTS WITH NAMED EXECUTIVE OFFICERS

     The Company has employment contracts with Messrs. Krasnoff, Hayward-Surry, Adamovich and Wortham, the four U.S.-based Named Executive Officers. These four contracts provide for annual base salaries equal to the greater of (i) the base salary for the preceding fiscal year adjusted for the annual change in the consumer price index or (ii) the amount fixed by the Board of Directors (which acts for this purpose by its Compensation Committee, consisting of four Non-Employee Directors). The base salaries payable for fiscal 2000, as fixed by the Compensation Committee, are as follows: Mr. Krasnoff -- $581,850; Mr. Hayward-Surry -- $397,600; Mr. Adamovich -- $286,000; and Mr.
Wortham -- $237,550. These contracts also provide for annual incentive bonuses determined by a formula under which a bonus equal in amount to a percentage of base salary becomes payable if the Company's return on equity (after-tax consolidated net income (as defined) as a percentage of average shareholders' equity (as defined)) exceeds a certain percentage (the "Bonus Threshold"); the bonus increases to reflect increases in return on equity up to a maximum bonus payable when return on equity equals or exceeds a certain percentage (the "Maximum Bonus Percentage"). For fiscal 2000, the Bonus Threshold is 12.5% and the Maximum Bonus Percentage is 17%. For fiscal years after fiscal 2000, the Compensation Committee will determine the Bonus Threshold and the Maximum Bonus Percentage, consistent in each case with expected results based upon the Company's normal projection procedures, or based on statistical or trend data. The maximum bonus payable under this formula is 100% of base salary for Mr. Krasnoff, 75% of base salary for Mr. Hayward-Surry, 70% of base salary for Mr. Adamovich, and 28% of base salary for Mr. Wortham. Also, Mr. Wortham, who is in charge of a separate segment of the Company's business, may receive an additional bonus based on the results of operations of the business segment for which he is responsible. Under Mr. Wortham's employment contract, the Chief Executive Officer has discretion to determine the amount of this additional bonus, up to a maximum amount of 42% of Mr. Wortham's base salary. The formula currently used by the Chief Executive Officer in determining the business segment component of bonuses for executive officers is described below under Compensation Committee Report on Executive Compensation -- Annual Incentive Bonuses.

     Each of these four employment contracts is for a "Term of Employment" which will continue until terminated by either party on not less than two years' notice except that (i) the effective date of termination cannot be earlier than July 31, 2003 as to Messrs. Krasnoff and Hayward-Surry and January 4, 2003 as to Mr. Adamovich and (ii) unless the parties agree otherwise, the Term of Employment ends at age 65. In addition, Mr. Krasnoff has the right to terminate his employment on not less than 30 days' notice if at any time he no longer has the title, authority and duties of chief executive officer. Under each of these four employment contracts, in the event of a "change of control" of the Company (as defined), the officer has the right to terminate his employment effective immediately or effective on a date specified in his notice of termination that is not more than one year from the date of giving of such notice. Upon any such termination, the officer would be entitled to his salary and bonus compensation prorated to the effective date of termination. In addition, in the event of termination (i) by Mr. Krasnoff because he is no longer chief executive officer or (ii) by Mr. Krasnoff or Mr. Hayward-Surry in the event of a change of control of the Company or (iii) by the Company on notice as described in the first sentence of this paragraph, Mr. Krasnoff would become entitled to two years' severance pay and Mr. Hayward-Surry would become entitled to one year's severance pay. The amount of such severance pay would be the minimum base salary and the maximum incentive bonus, determined under the contract provisions described in the preceding paragraph. The officer would have the option of taking such severance pay in installments at the times at which the base salary and incentive bonus would have been paid had his employment not been terminated or taking a lump sum equal to the present value of such payments at the effective date of the termination of his employment.

     The contracts with Messrs. Krasnoff and Hayward-Surry also provide for an "Annual Contract Pension" beginning at the end of the Term of Employment except that if the officer is entitled to severance pay, as described in the preceding paragraph, the Annual Contract Pension does not commence until the end of the period covered by such severance pay -- two years after the end of the Term of Employment as to Mr. Krasnoff and one year as to Mr. Hayward-Surry. The Annual Contract Pension is for a term of ten years as to Mr. Krasnoff and five years as to Mr. Hayward-Surry and is in the annual amount determined by (1) multiplying "Final Pay" (as defined) by 60% and (2) reducing the product of such multiplication by an offset, as follows: (i) in the case of Mr. Krasnoff, the annual offset is in the amount of the maximum pension payable under a qualified pension plan in accordance with Section 415 of the Internal Revenue Code, currently $130,000 a year; (ii) in the case of Mr. Hayward-Surry, the annual offset is in the amount payable to him annually, as an annuity for his lifetime only, under the Company's qualified pension plan, described below under Pension Plans. Final Pay is defined as the average of the officer's cash compensation (base salary plus incentive compensation and any other bonus payments) for the three years in which his compensation was highest out of the five years preceding the end of his employment with the Company. Based on fiscal years through fiscal 1999, Final Pay would be $877,667 as to Mr. Krasnoff and $535,651 as to Mr. Hayward-Surry. After the first year, the Annual Contract Pension is adjusted annually for inflation. The contracts with Messrs. Krasnoff and Hayward-Surry also provide for lifetime medical coverage beginning at the end of the Term of Employment, similar to what is commonly known as "medigap" coverage; i.e., coverage for expenses in excess of those covered by government-financed medical coverage such as Medicare. Also, at the start of the 30-day period preceding the end of the Term of Employment under the contracts with Messrs. Krasnoff and Hayward-Surry, the exercisability of any employee stock options that are not yet fully vested is accelerated and such options can be exercised in full during such 30-day period and thereafter until they expire by their terms.

     Pall Deutschland Gmbh Holding, the Company's subsidiary in Germany, has an employment contract with Mr. Weich which provides for an annual salary for fiscal 2000 of 524,888 Deutsche Marks ("DM") (equal to approximately $287,264 at July 31, 1999). This contract also provides for an annual incentive bonus determined under the return on equity formula described above, with a maximum bonus of 10% of base salary beginning in fiscal 2000. Also, Mr. Weich, who is in charge of a separate segment of the Company's business, may receive an additional bonus based on the results of operations of that business segment. Under Mr. Weich's employment contract, the Chief Executive Officer of the Company has discretion to determine the amount of this additional bonus, up to a maximum amount of 15% of Mr. Weich's base salary beginning in fiscal 2000. The formula currently used by the Chief Executive Officer in determining the business segment component of bonuses for executive officers is described below under Compensation Committee Report on Executive Compensation -- Annual Incentive Bonuses. The contract with Mr. Weich is for a term of employment which will continue until terminated by either party on not less than two years' notice until the executive reaches age 65 and thereafter without any required advance notice. In the event of a change in control of Pall Deutschland Gmbh Holding, Mr. Weich has the right to terminate on not less than three months' nor more than 24 months' notice following such change in control.

PENSION PLANS

     Messrs. Krasnoff, Hayward-Surry, Adamovich and Wortham are participants in the Pall Corporation Pension Plan (the "Pension Plan"), a defined benefit plan qualified under the Internal Revenue Code. Benefits under the Pension Plan are determined pursuant to a benefit formula under which, in general, for each fiscal year of credited service, a participant accrues an annual benefit equal to 1% of the participant's covered compensation for that fiscal year, plus .5% of the excess of the participant's covered compensation for that fiscal year over the Social Security Wage Base for that year ($68,400 in fiscal 1999). Covered compensation under the Pension Plan is total compensation, including bonuses and overtime but excluding stock options and contributions to all benefit programs. For fiscal 1999, the maximum amount of any participant's covered compensation which could be taken into account under the Pension Plan for the purpose of computing that participant's benefits was limited by the Internal Revenue Code to $160,000.

     Under the Company's Supplementary Pension Plan (which is not a qualified plan under the Internal Revenue Code), additional pension benefits are provided to certain employees, including Messrs. Krasnoff, Hayward-Surry, Adamovich and Wortham. The Supplementary Pension Plan provides lifetime pension payments which, when added to primary Social Security benefits and payments from the Pension Plan, will on an annual basis equal 50% of a participant's "Final Average Compensation", which is defined as the average of the three highest of a participant's last five years of cash compensation (salary and bonus). If a participant vested under the Supplementary Pension Plan dies before retirement, his surviving spouse receives a lifetime pension equal to 50% of the straight-life-annuity pension which the participant would have been entitled to receive upon retirement. Currently, Final Average Compensation (based on fiscal years through fiscal 1999) for the Named Executive Officers who participate in the Supplementary Pension Plan would be as follows: Mr. Krasnoff -- $877,667; Mr. Hayward-Surry -- $535,651; Mr. Adamovich -- $195,594; and Mr.
Wortham -- $343,222.

     Effective November 1, 1999, the Pall Corporation Cash Balance Pension Plan (the "Cash Balance Plan") will replace the Pension Plan. At that time, all benefits accrued under the Pension Plan as of October 31, 1999 will be converted to a notional account balance under the Cash Balance Plan. Thereafter, at the end of each plan year, each participant's account will be credited with two types of credits: (a) interest credits equal to the rate of interest on one-year Treasury Securities for the month of June immediately preceding the calendar year in which the participant's account is to be credited, and (b) for each participant who has 1,000 hours of service with the Company during the year in which his or her account is to be credited, an amount equal to 2.5%-5% of the participant's compensation, depending on his or her age and years of service to the Company as of the beginning of the plan year. Participants who have attained age 50 and who have at least 10 years of service with the Company as of August 1, 1999 will receive additional "transition credits" equal to 2% of their compensation each year. Mr. Hayward-Surry and Mr. Wortham qualify for transition credits. Benefits are payable under the Cash Balance Plan in any form currently available under the Pension Plan and in the form of a single lump sum payment. The Supplementary Pension Plan will be amended to substitute benefits from the Cash Balance Plan for benefits from the Pension Plan when determining pension payments under the Supplementary Pension Plan. In the event that a participant in the Cash Balance Plan selects a lump sum distribution as his or her form of payment from such plan, the participant will be deemed to have elected a single life annuity form of distribution for purposes of calculating his or her Supplementary Pension Plan benefit.

     Mr. Weich is a participant in pension plans and supplementary executive pension arrangements provided by certain of the Company's European subsidiaries. His pension benefits as so supplemented are based upon Pensionable Service and Pensionable Income, where Pensionable Service is generally defined as up to 40 years of uninterrupted full-time employment between ages 20 and 65, and Pensionable Income is defined as the average of 13 times monthly average base salary for the three years ended the July 1 preceding retirement. Mr. Weich's benefit formula for each year of Pensionable Service is (i) 0.3% of Pensionable Income up to the German Social Security Salary Ceiling as of the July 1 preceding his retirement (DM 102,000 as of July 1, 1999, equal to approximately $55,823 at that date), plus (ii) 1.5% of Pensionable Income above such Ceiling. In case of termination of employment by reason of disability before normal retirement age of 65, Mr. Weich's years of Pensionable Service would include those which would have been credited to him had he continued to work until age 65, and his Pensionable Income would be calculated as if he had retired on the date of disability termination. If Mr. Weich had retired at the end of the Company's last fiscal year and had been age 65 at that time, he would have had 34 years of Pensionable Service and would have been entitled to a total annual pension of DM 187,984 (approximately $102,881). Had he then retired by reason of disability, he would have been credited with 35 years of Pensionable Service and would have been entitled to a total annual pension of DM 196,470 (approximately $107,525). In addition, if Mr. Weich's spouse should survive him, she would receive a lifetime pension after his death equal to 60% of Mr. Weich's pension. Under German law, a pension is subject to cost-of-living adjustments every three years if the economic situation of the paying company permits.

BENEFITS PROTECTION TRUST

     The Company has established a Benefits Protection Trust to which it makes voluntary contributions to fund the Company's obligations under the Supplementary Pension Plan and the Supplementary Profit-Sharing Plan (see Compensation Committee Report on Executive Compensation -- Supplementary Profit-Sharing and Pension Plans) and the Company's obligation to pay the "Annual Contract Pension" provided for under the employment agreements in effect with Messrs. Krasnoff and Hayward-Surry described above. In the event of a "change in control" of the Company (as defined in the trust agreement), the trust fund must thereafter be used to satisfy the abovementioned obligations.

INDEBTEDNESS OF OFFICERS AND DIRECTORS UNDER STOCK OPTION PLANS

     Under the Company's stock option plans, optionees may elect to make installment payments of the purchase price of the Common Stock upon their exercise of options and thereby become indebted to the Company. The following table sets forth certain information with respect to all executive officers and directors who were indebted to the Company under the stock option plans in an amount in excess of $60,000 at any time from August 2, 1998, the start of the Company's 1999 fiscal year, to October 1, 1999. The second column of the table shows the largest amount of indebtedness outstanding during that period by each of such executive officers and directors, and the last column shows the principal amount outstanding as of October 1, 1999. All of the indebtedness shown in the table is non-interest-bearing and payable on demand.

                                                       AMOUNT OF INDEBTEDNESS
                                                     ---------------------------
                                                     LARGEST     OCTOBER 1, 1999
                                                     --------    ---------------
Peter Cope.........................................  $115,625       $115,625
Charles Grimm......................................   120,898         87,773
Jeremy Hayward-Surry...............................   357,504        357,504
Erwin Kirnbauer....................................   285,469        -0-
Paul Kohn..........................................   137,438        137,438
Eric Krasnoff......................................   467,326        467,326
Chesterfield Seibert...............................   182,813        182,813
Heywood Shelley....................................   121,033        121,033
Robert Simkins.....................................    81,338         81,338
Donald Stevens.....................................   192,979        170,198
James Watson.......................................   231,250        231,250
Gerhard Weich......................................   204,375        204,375
Samuel Wortham.....................................   502,282        409,813

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation program for executive officers consists of four parts:

     1. base salary;

     2. annual incentive bonus;

     3. stock options and other stock-based compensation; and

     4. supplementary profit-sharing and pension plans.

     The program is based on the Company's overall philosophy of providing a balanced, competitive total compensation package. It is believed that such a program enables the Company to attract and retain highly qualified professionals and to reward sustained corporate performance, with the attendant benefit to shareholders.

BASE SALARY

     The Company maintains a conservative policy on base salaries. Overall, base salaries are targeted at the median, or 50th percentile, of those paid by comparable technical/engineering oriented industrial companies of similar size (hereinafter referred to as the "market" or "marketplace").

     For the last several years the Company has retained the services of Watson Wyatt Worldwide ("Wyatt"), an independent executive compensation consultant, to evaluate the cash compensation levels of the Company's executive officers (currently 10 U.S.-based and 4 overseas). Wyatt makes detailed evaluations biennially, in the spring of every second year, utilizing published compensation survey data in assessing the Company's compensation competitiveness relative to the marketplace. Wyatt determines the marketplace by extracting data cuts from broad-based compensation surveys, including surveys conducted by Wyatt and by other executive compensation consulting firms. These surveys provide data for a broad group of comparable general industry companies. Specific industry sector data is also reviewed for the aerospace and biomedical sectors. The biennial Wyatt report issued in June 1998 was used by the Compensation Committee in connection with the fixing of base salaries for fiscal 1999. That report indicated that the Company was paying its executive officers base salaries that on average were approximately 4.1% above the marketplace median. Any significant variation from the median is intended to reflect a particular individual's job experience and/or performance.

     Employment contracts with executive officers call for a minimum annual increase in base salary equal to the June-to-June percentage increase in the consumer price index (the CPI). For fiscal 1999, this minimum mandatory increase was 1.7%, based on the CPI increase from June 1997 to June 1998. With the CPI increase as a floor, the Compensation Committee adjusted base salaries for fiscal 1999, as it does each year, to reflect individual performance for the past year, internal relationships and marketplace practices as shown by data supplied by Wyatt. Base salary increases for fiscal 1999 ranged from 4% for twelve executives, including the Chairman and Chief Executive Officer, to 25% and 48% for two persons who were promoted to executive officer effective August 1, 1998.

ANNUAL INCENTIVE BONUSES

     The principal method by which total cash compensation of executive officers is tied to the Company's current financial performance is the Incentive Bonus Plan.

     The measure of performance applicable in whole or in part to all executive officers under the Incentive Bonus Plan is after-tax consolidated net income as a percentage of average shareholders' equity, i.e., return on equity or "R.O.E." For the purpose of the Incentive Bonus Plan, R.O.E. is determined by utilizing the fixed amount of $3,744,000 as the equity adjustment from foreign currency translation. Also, for fiscal 1999, the Compensation Committee decided to eliminate the one-time-charge taken by the Company in the third fiscal quarter from the R.O.E. calculation for the purpose of the Incentive Bonus Plan. The Committee's decision was based on the fact that the bonus targets for fiscal 1999, set in the prior fiscal year, were not set with any of the items comprising this one-time-charge in mind.

     Bonus awards for each executive officer whose primary responsibilities relate to a particular subsidiary, division or other segment of the overall operations of the Company (a "Business Segment") are based on two separate measures -- (1) Company-wide R.O.E. and (2) results of operations of the appropriate Business Segment. In fiscal 1999, the bonus awards of five executive officers (including Messrs. Krasnoff, Hayward-Surry and Adamovich) were calculated solely on the basis of R.O.E., and the bonus awards of nine executive officers (including Messrs. Wortham and Weich) were calculated on the basis of both R.O.E. and Business Segment performance. Wyatt had determined that six of the nine companies other than the Company (the "Peer Group") comprising the Standard & Poor's Manufacturing-Diversified Industries Index in July 1995 (see Performance Graph below) used both a Business Segment-type component and an overall corporate performance component (such as R.O.E.) in calculating their annual incentive compensation.

     The Business Segment component of a bonus is designed to tie an officer's compensation in part to the performance of the Business Segment for which such officer is responsible. For fiscal 1999 the maximum Business Segment bonus was equal to 42% of base salary for U.S.-based executive officers and 15% of base salary for overseas-based executive officers. Subject to these maximums, the Chief Executive Officer has discretion to determine the amount of the Business Segment component of the incentive bonus for each executive officer having responsibility for a particular Business Segment. In the exercise of that discretion, Mr. Krasnoff establishes annually, for each Business Segment, the dollar amount of profit below which no bonus is earned (the bonus threshold) and the dollar amount of profit at which the maximum bonus is earned. These dollar amounts are fixed in light of the results of operations of the Business Segment during the preceding fiscal year and the profit projections of that Business Segment for the current year. If the profits achieved exceed the bonus threshold and are less than the amount at which the officer becomes entitled to a maximum bonus, the bonus amount is determined pro rata, on a sliding scale, in the same manner as the R.O.E. bonus component as described in the following paragraph.

     The R.O.E. component of the Incentive Bonus Plan is sensitive to Company-wide performance in that no bonuses are earned thereunder if R.O.E. is below a specified percentage. Under the bonus formula set by the Compensation Committee for fiscal 1999, no bonus was payable unless R.O.E. for fiscal 1999 exceeded 12.5% (the "Bonus Threshold"), and the maximum bonus was payable if R.O.E. equaled or exceeded 17% (the "Maximum Bonus Percentage"). If R.O.E. was more than 12.5% but less than 17%, the bonus would increase pro rata from zero at R.O.E. of 12.5% to the maximum bonus at R.O.E. of 17%. The maximum bonuses for the five executive officers whose bonus calculation did not include a Business Segment component were 100% of base salary for Mr. Krasnoff, 75% of base salary for Mr. Hayward-Surry, 70% of base salary for Mr. Adamovich and one other executive officer, and 35% of base salary for one executive officer based outside the U.S. Thus, if fiscal 1999 R.O.E. had been 14.75% -- the midpoint between the Bonus Threshold and the Maximum Bonus Percentage -- a "target" bonus would be payable in the amount of 50% of base salary for Mr. Krasnoff, 37.5% for Mr. Hayward-Surry and 35% for Mr. Adamovich. Prior to the commencement of each fiscal year, the Bonus Threshold and the Maximum Bonus Percentage are reviewed by the Compensation Committee and set for such fiscal year. The Bonus Threshold and Maximum Bonus Percentage for fiscal 2000 are 12.5% and 17%, respectively.

     With respect to the U.S.-based executive officers whose fiscal 1999 bonuses were based in part on a Business Segment component, the maximum bonus based on R.O.E. was 28% of base salary and the maximum bonus based on Business Segment performance was 42% of base salary, so that the aggregate maximum bonus of these officers was 70% of base salary. The employment arrangements for fiscal 1999 with the Company's four executive officers based outside the U.S. provided for aggregate maximum bonuses ranging from 25% to 35% of base salary. In the case of three of these overseas-based officers, the bonus included a Business Segment component, the maximum amount of which was 15% of base salary.

     The Incentive Bonus Plan formula is structured so that (i) the target bonus award in any given year would result in total cash compensation (base salary plus annual bonus) which is 5% above the marketplace median, and (ii) the maximum bonus award would result in total cash compensation which approximates the market 75th percentile. Awards for fiscal 1999, which resulted from R.O.E. of 14.9%, were 53% of base salary for Mr. Krasnoff, as Chief Executive Officer, 39.75% of base salary for Mr. Hayward-Surry, as President, and 37.1% of base salary for Mr. Adamovich, as Chief Financial Officer. As to each of the five U.S.-based executive officers whose bonus for fiscal 1999 included a Business Segment component, his bonus for fiscal 1999 was 14.8% of base salary (the R.O.E. component) plus such additional amount, up to 42% of base salary, as was determined by the Chief Executive Officer in his discretion, as described above.

STOCK-BASED COMPENSATION

     The stock option plans of the Company, although not exclusively for the benefit of executive officers (about 1,000 other employees of the Company are eligible to participate), are intended to complement the Incentive Bonus Plan and were the sole means of providing long-term or stock-based incentive compensation to the Company's executive officers in fiscal 1999. Stock option grants provide executive officers with opportunities for capital accumulation, promote long-term executive retention and, by fostering in executive officers a proprietary interest in the Company, align their interests with those of the Company's shareholders.

     The Compensation Committee may, in its discretion, grant options to purchase shares of Common Stock of the Company to any officer or other employee who, in the judgment of the Committee, is in a position to contribute significantly to the Company's success. Grants are made at an option price of 100% of the fair market value of the Common Stock on the date of grant. All options heretofore granted have had a five-year term. The Compensation Committee determines the number of shares to be covered by options granted to executive officers at each level, e.g., chief executive officer, president, group vice president, etc. With respect to options granted in fiscal 1999, these grant levels were fixed after review of marketplace practice and on the basis of recommendations by Wyatt.

     In fiscal 1999, option grants to executive officers were in the following respective amounts: 180,000 shares to Mr. Krasnoff, Chairman and Chief Executive Officer; 75,000 shares to Mr. Hayward-Surry, President; 45,000 shares to Mr. Adamovich, Chief Financial Officer, and 25,000 or 35,000 shares to each of 19 Group Vice Presidents and Senior Vice Presidents. All of these grants were within the range of option grants recommended by Wyatt and were designed to (1) provide options having a grant value as a multiple of base salary that would approximate the market medians for option grants to executive officers in equivalent positions, and (2) provide "total direct compensation" in fiscal 1999 (base salary plus bonus plus the two-year average of the present value of option grants) which would approximate the market 75th percentile in the event that "target" bonuses became payable under the Incentive Bonus Plan. Total direct compensation is the sum of base salary, short-term incentive compensation and the present value of long-term incentive compensation.

     Effective since the beginning of the 1996 fiscal year, it has been the Company's policy, on the recommendation of Wyatt, to make across-the-board option grants only every other year, with grants during the intervening years only for promotions and new hires. In view of this policy, the significance of option grants is better understood by taking an average over a period of years. During the five-year period from the beginning of fiscal 1995 to the end of fiscal 1999, the average per annum option grants to all executive officers as a group (not including special options granted to the chief executive officer of a company acquired by the Company in fiscal 1997) were for 383,200 shares, representing about one-third of one percent (0.31%) of the shares of Common Stock outstanding at the end of fiscal 1999.

COMMON STOCK OWNERSHIP GUIDELINES

     In June 1999, the Compensation Committee approved in concept the establishment of Common Stock ownership guidelines for the Company's managers and other key employees. The target ownership level for the Chairman and CEO was fixed at 250% of base salary, which translates to a dollar value of approximately $1,396,000 based on Mr. Krasnoff's 1999 base salary. The level for the President is 175% of base salary or a dollar value of $669,000 based on Mr. Hayward-Surry's 1999 base salary. Target ownership levels of Common

Stock for other managers and key employees have been established based on annual base salary ranges as follows:

                               TARGET OWNERSHIP LEVEL       TARGET OWNERSHIP LEVEL
ANNUAL BASE SALARY RANGE   AS A PERCENTAGE OF BASE SALARY    RANGE (DOLLAR VALUE)
------------------------   ------------------------------   ----------------------
$200,000 to $400,000                    125%                $250,000 to $500,000
$150,000 to $199,999                    100%                $150,000 to $200,000
$100,000 to $149,999                     70%                $70,000 to $105,000
Below $100,000                           50%                Below $50,000

     The Compensation Committee has set July 31, 2002 as the date for employees to reach 50% of their target ownership levels and July 31, 2003 as the date for them to reach 100% of their target ownership levels. One purpose of the proposed new Management Stock Purchase Plan is to assist employees in reaching these levels. See Proposal to Adopt Management Stock Purchase Plan below.

SUPPLEMENTARY PROFIT-SHARING AND PENSION PLANS

     In addition to providing tax-qualified profit-sharing and pension plans for its employees including executive officers, the Company also maintains non-tax-qualified supplementary plans and arrangements for executive officers. The Supplementary Profit-Sharing Plan provides an annual benefit to U.S.-based executives with respect to annual cash compensation in excess of the maximum compensation that, under the Internal Revenue Code, can be taken into account for the qualified Profit-Sharing Plan. An executive officer's annual benefit under the Supplementary Profit-Sharing Plan is the product of (1) such excess annual earnings and (2) the ratio, for the year, of the Company's aggregate contributions under the qualified Profit-Sharing Plan to the aggregate compensation (as limited by the Internal Revenue Code) of all qualified Profit-Sharing Plan participants. Also, the Supplementary Profit-Sharing Plan credits each participant with earnings on his or her account balance based on the investment of an amount equal to the account balance in the Fidelity Asset Manager Fund. The purpose of the Supplementary Profit-Sharing Plan is to provide to executive officers affected by the limitations under the qualified Profit-Sharing Plan a capital accumulation, on a percentage of compensation basis, equal to that provided to other employees of the Company. The Company's annual contributions to the Profit-Sharing Plan and the Supplementary Profit-Sharing Plan for the benefit of the Named Executive Officers are included in the column "All other compensation" in the Summary Compensation Table above.

     The supplementary pension plan arrangements for executive officers are described above under the caption Pension Plans. The purpose of these supplementary arrangements is to assure executives a specified level of retirement benefit over and above what would be payable under the Company's general pension plans.

DISCUSSION OF FISCAL 1999 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Krasnoff's base salary for fiscal 1999 was $558,500, which was approximately 4.2% below $582,000, the market median rate as of June 1, 1998 for chief executive officers as determined by Wyatt. Mr. Krasnoff's incentive bonus for fiscal 1999 was 53% of base salary, compared with the market median and 75th percentile at June 1, 1998 of 31.6% and 43.1% of base salary, respectively. Had Mr. Krasnoff not elected to have his fiscal 1999 bonus paid in the form of Restricted Stock Units under the Management Stock Purchase Plan described below, his total cash compensation (base salary plus incentive bonus) for fiscal 1999 would have been $854,554, or 11.54% above $766,100, the market median as of June 1, 1998, and 12.32% below $974,600, the market 75th percentile as of that date as determined by Wyatt.

     The factors and criteria upon which the Chief Executive Officer's compensation was based, including the relationship of the Company's performance to his compensation for fiscal 1999, are set forth in the preceding sections of this Committee Report and are applicable to the total compensation package of the Chief Executive Officer as well as other executive officers.

POLICY REGARDING $1,000,000 LIMIT ON DEDUCTIBLE COMPENSATION

     The Internal Revenue Code limits the deductibility for federal income tax purposes of executive compensation paid by public companies to their senior officers. Under Section 162(m) of the Code, the Company would not be able to deduct compensation of a Named Executive Officer (generally the Chief Executive Officer and the four other highest paid executive officers) in excess of $1,000,000 for any fiscal year except to the extent that the compensation in excess of that amount meets the statutory definition of "performance-based compensation." Nondeductibility would result in additional tax cost to the Company.

     In light of Section 162(m), the Company's 1993, 1995 and 1998 Stock Option Plans have been structured so that gains on options granted thereunder meet the statutory definition of "performance-based compensation." Accordingly, the Company believes that stock option gains are not included in compensation subject to the $1,000,000 limit on deductibility. In part as a result of this and other measures taken to avoid any loss of deductibility, coupled with the Company's conservative compensation policy described above in this Report, since the enactment of Section 162(m) in 1986 the Company has never lost any tax deductions by reason of the $1,000,000 limit on deductible executive compensation imposed by that Code section.

     The Committee intends to continue to pursue a strategy of maximizing the deductibility of the compensation paid to the Company's executive officers. However, the Committee retains the flexibility to provide compensation to any executive officer in an amount that may exceed the limit for tax deductibility under Section 162(m) whenever the Committee believes that payment of such compensation furthers the goals of the Company's executive compensation program, or is otherwise in the best interest of the Company and its shareholders.

SUMMARY

     The Compensation Committee believes that the total compensation for fiscal 1999 to Mr. Krasnoff and the other executive officers of the Company was fair both to them and to the Company and its shareholders. The Committee bases this conclusion on the following factors:

          1. target cash compensation levels approximate the marketplace median and rise above that level only when Company performance warrants, and therefore fixed compensation costs have been relatively low;

          2. the grant of stock options has been judicious; and

          3. the compensation program, while conservative, has enabled the Company to retain and attract top executive talent.

                                          Respectfully submitted,

                                          Abraham Appel
                                          John H.F. Haskell, Jr.
                                          Ulric Haynes, Jr.
                                          Edwin W. Martin, Jr.

PERFORMANCE GRAPH

     The following graph compares the annual change in the cumulative total return on the Company's Common Stock during the Company's last five fiscal years with the annual change in the cumulative total return of the Standard & Poor's Composite-500 Index and the Standard & Poor's Manufacturing-Diversified Industries Index (which includes the Company).

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
[PALL INVESTMENT OF DIVIDENDS CHART]

                                                    PALL CORPORATION                 S&P 500                S&P MANUFACTURING
                                                    ----------------                 -------                -----------------
1994                                                     100.00                      100.00                      100.00
1995                                                     148.12                      126.11                      137.02
1996                                                     159.09                      147.00                      162.12
1997                                                     169.46                      223.65                      253.52
1998                                                     156.26                      266.78                      249.49
1999                                                     150.60                      320.68                      348.68

                              END OF FISCAL YEARS

END OF FISCAL:                    1994       1995       1996       1997       1998       1999
--------------                   -------    -------    -------    -------    -------    -------
Pall Corporation...............  $100.00    $148.12    $159.09    $169.46    $156.26    $150.60
S&P 500........................  $100.00    $126.11    $147.00    $223.65    $266.78    $320.68
S&P Manufacturing..............  $100.00    $137.02    $162.12    $253.52    $249.49    $348.68

---------------
* Assumes that the value of the investment in the Company's Common Stock and the two S&P indices was $100 on July 30, 1994 (the last day of the Company's 1994 fiscal year), and that all dividends were reinvested.

                 PROPOSAL TO ADOPT EMPLOYEE STOCK PURCHASE PLAN

     The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the Pall Corporation Employee Stock Purchase Plan (the "Employee Plan" or "the Plan"). The Board of Directors of the Company, acting by its Compensation Committee, adopted the Employee Plan on June 29, 1999, subject to shareholder approval. A copy of the Employee Plan will be furnished to any shareholder upon written request made to Mary Ann Bartlett, the Corporate Secretary of the Company, at the address shown on the cover page of this proxy statement.

     The purpose of the Employee Plan is to encourage employees of the Company and its affiliates to invest in Common Stock of the Company, by providing them with a convenient method for purchasing Common Stock at below-market prices through voluntary, regular payroll deductions.

     The Plan provides for the purchase of Common Stock by eligible employees of Pall Corporation and its affiliated companies through payroll deductions. Under the Plan, options to purchase shares of Common Stock will be offered to each eligible participating employee through a continuous series of six-month offerings, each beginning on a November 1 or May 1 and terminating on an April 30 or October 31 ("Offering Periods"). The first Offering Period under the Plan will commence on November 1, 1999, and terminate on April 30, 2000. On the first day of each Offering Period each participant in the Plan will be granted, by operation of the Plan, an option to purchase as many shares of Common Stock, including fractional shares, as can be purchased with payroll deductions credited to the participant's account during that six-month Offering Period.

     The Employee Plan will encourage employees to elect to have part of their after-tax base pay applied to the purchase of Common Stock for the purpose of investing in the future performance of the Company. In this way, the interests of employees in the Company will be aligned more closely with the proprietary interests of its shareholders. For this reason, the Board of Directors believes that approval of the Employee Plan is in the best interests of the Company and its shareholders.

     Pursuant to the Internal Revenue Code (the "Code"), shareholder approval is required within 12 months of the adoption of the Employee Plan. Under the New York Business Corporation Law, the affirmative vote of a majority of the votes duly cast at the meeting on this proposal is required for such approval. Thus, a shareholder who does not vote will not affect the outcome of the vote so long as a quorum is present at the meeting. An abstention will not count as a "vote cast." Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the meeting. If shareholder approval is not obtained, the monies credited to the accounts of employees under the first offering will be refunded without interest.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE PALL CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

ELIGIBILITY

     The Employee Plan is open to most employees of the Company and of affiliates of the Company that adopt the Plan with the Company's approval. An employee who generally is employed at least 20 hours per week is eligible to participate on the earlier of the November 1st or May 1st on or after which the employee has completed two consecutive years of employment with the Company or an affiliated company. Under a special grandfathering rule, employees who generally work at least 20 hours per week and who (a) have completed at least six consecutive months of employment with the Company (or an affiliate) as of August 1, 1999, or (b) are participants in the Company's stock purchase plan of the same name as of October 31, 1999 may participate in the Employee Plan effective November 1, 1999. No employee who has received a hardship distribution from the Pall Corporation Profit-Sharing Plan within the preceding 12 months may participate in the Employee Plan. Also, with a few possible exceptions mandated by the Code, employees eligible to participate in the Management Stock Purchase Plan described below under that heading are not eligible to participate in the Employee Plan. Approximately 8,400 employees are currently eligible to participate in the Employee Plan, none of whom is an executive officer.

PAYROLL DEDUCTIONS

     An eligible employee who elects to participate not later than 15 days before the beginning of a six-month Offering Period may elect to have any amount deducted from the "compensation" (as defined) which he or she is entitled to receive on each pay day, to purchase shares under the Employee Plan, subject to the limits discussed below; provided, however that for the first two months of the first Offering Period, beginning on November 1, 1999, no employee may elect to have an aggregate amount in excess of $4,200 deducted to purchase shares. "Compensation" is defined under the Plan to mean the employee's gross base salary for a pay period, not including overtime, incentive compensation, bonuses, shift differentials, expense reimbursements, disability pay and other extraordinary compensation that may be paid to the employee. All payroll deductions will be credited to a bookkeeping account maintained by the Company for the employee. After an offering period closes, the amount accumulated to the credit of each employee will be applied to the purchase of shares of Common Stock of the Company at the share purchase price determined as set forth below under the caption Option Exercise. The shares purchased, including a credit for any fractional share, will be credited to a brokerage account established for each participant with Merrill Lynch or such other broker as the administrative Committee of the Employee Plan (the "Committee" described below) may select. Shares credited to participants' accounts may be shares purchased in the open market, previously acquired treasury shares, authorized and unissued shares or any combination thereof, at the Committee's discretion.

GRANTS OF OPTIONS

     An employee who has elected to participate in the Employee Plan will be automatically granted an option to purchase the maximum number of shares that can be purchased with the amount of payroll deductions accumulated in his or her account during each Offering Period, subject to the limits discussed below. Offering Periods begin on November 1st and May 1st of each year and last for six months. All options are fully vested when granted.

OPTION EXERCISE

     All options will be automatically exercised as of the end of each six-month Offering Period. The share purchase price will be 85% of the lower of the fair market value of a share of Common Stock on the first trading day of an Offering Period or on the last trading day of that Offering Period. Shares purchased upon exercise of an option will be held in the employee's brokerage account. No brokerage commissions will be payable by employees in connection with the exercise of options; employees will be responsible for the payment of brokerage commissions on any sale of shares acquired under the Plan.

LIMITATIONS ON OPTIONS

     The maximum number of shares of Common Stock that may be purchased under the Employee Plan by all employees is 1,000,000 (as adjusted for changes in capitalization as described below). No employee may purchase more than 1,500 shares in any Offering Period. Furthermore, no employee will be granted an option if, immediately after the grant, his or her rights to purchase Common Stock under options granted pursuant to the Plan would accrue at a rate that would permit the purchase of shares having a fair market value of more than $25,000 (determined at the time the option is granted) for each calendar year in which such options would be outstanding.

SHARE ISSUANCE

     An employee may elect to take delivery of shares of Common Stock which are in his brokerage account at any time, and may sell such shares subject only to compliance with any applicable federal or state securities laws. The employee will have all ownership rights with respect to shares credited to his or her brokerage account, including the right to direct the vote of such shares. Dividends or distributions which may be declared in respect of the shares in the employee's account will be reinvested in additional shares unless the employee elects to receive dividends in cash. By enrolling in the Employee Plan, the employee agrees to notify the Committee of any sale or other disposition of Common Stock held by the employee under the Employee Plan occurring within 18 months of the date his or her options are exercised.

REDUCTION, TERMINATION OR SUSPENSION

     An employee may decrease the rate of his payroll deductions or stop deductions entirely during an Option Period by notifying the Committee. If so, whatever payroll deductions have accumulated at the end of the Offering Period will be used to purchase shares. If the employee ceases to be employed by the Company or any affiliate for any reason, the sum of all payroll deductions then credited to the employee, but not yet used to purchase shares, will be refunded. If during an Offering Period an employee experiences a "hardship" as defined in the Pall Corporation Profit-Sharing Plan, the employee may request a full refund of all amounts then credited to his account. In the event of an employee's death, all accumulated payroll deductions held for the employee will be paid to the employee's designated beneficiary, or if the employee has not named a beneficiary, to his or her spouse, or if the employee is not married, to his or her estate. Shares held in an employee's brokerage account at the time of his or her death will be disposed of in accordance with the terms of the brokerage account.

CHANGE IN CONTROL AND CHANGES IN CAPITALIZATION

     In the event of a change of control of the Company (as defined in the Employee Plan), the Committee will shorten the Offering Period then in effect and establish a new option exercise date before the date of any proposed sale or merger. An employee's options will be automatically exercised as of the new exercise date. The number of shares covered by each unexercised option under the Employee Plan will be adjusted, as directed by the Committee, to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of shares.

ADDITIONAL INFORMATION CONCERNING THE EMPLOYEE PLAN

     The Employee Plan is administered by a Committee appointed by the Board of Directors. The Board of Directors may amend or terminate the Employee Plan at any time, but no amendment or termination of the Employee Plan may adversely affect any employee's rights with respect to any options previously granted.

FEDERAL INCOME TAX CONSIDERATIONS

     The Employee Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and will be construed in a manner consistent with that section of the Code. If the Plan so qualifies, the amounts that an employee contributes under the Plan through payroll deductions will be subject to tax as ordinary income for federal income tax purposes in the year in which such amounts otherwise would have been paid to the employee. In general, an employee will not be subject to tax upon the grant or exercise of an option under the Employee Plan, but an employee will be subject to tax with respect to shares acquired through the exercise of an option granted under the Plan when the employee disposes of the shares so acquired.

     The federal income tax consequences of a disposition of shares of Common Stock acquired under the Plan depends on whether or not the disposition is treated as a disqualifying disposition. A disposition is treated as a disqualifying disposition if the acquired shares are disposed of (other than in a transfer occurring by reason of death) within two years after the date of the grant of the option or within one year after the acquisition of such shares pursuant to the exercise of the option.

     If any shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan are disposed of in a disposition that is not a disqualifying disposition, an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of their disposition over the price paid for such shares under the option, or (b) the excess of the fair market value of the shares on the date of grant of such option over the price the employee would have paid for such shares if the option were exercisable, and had been exercised, by the employee on the date of grant, will be subject to tax as ordinary income in the year of such disposition. The employee also will recognize long-term capital gain, or long-term capital loss, upon such disposition of the shares, to the extent that the amount realized upon the disposition exceeds, or is less than, the sum of the price paid for the shares under the option plus the amount of ordinary income recognized by the employee upon the disposition of such shares, as described in the preceding sentence.

     If any shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan are disposed of in a disqualifying disposition, the excess of the fair market value of such shares at the date of exercise of the option over the price paid for the shares under the option will be subject to tax as ordinary income in the year of the disposition. The Employee also will recognize capital gain or loss upon such disposition of the shares, to the extent that the amount realized upon the disposition exceeds, or is less than, the sum of the price paid for the shares under the option plus the amount of ordinary income recognized by the employee upon the disposition of such shares, as described in the preceding sentence. The capital gain or loss so recognized will be long-term if the employee has held the shares for more than one year, and will be short-term otherwise.

                PROPOSAL TO ADOPT MANAGEMENT STOCK PURCHASE PLAN

     The shareholders will be asked at the meeting to vote on a proposal to approve the adoption of the Pall Corporation Management Stock Purchase Plan. The Board of Directors of the Company, acting by its Compensation Committee (the "Compensation Committee"), adopted the Management Plan on June 29, 1999, subject to shareholder approval, and amended the Plan on October 1, 1999. (The Compensation Committee is comprised of outside directors who are not eligible to participate in the Plan; participants must be employees of the Company or a subsidiary.) A copy of the Management Plan as amended (referred to herein as the "Management Plan" or the "Plan") will be furnished to any shareholder upon written request made to Mary Ann Bartlett, the Corporate Secretary of the Company, at the address shown on the cover page of this proxy statement.

     The purpose of the Management Plan is to encourage key employees of the Company and its subsidiaries to increase their ownership of Common Stock, by providing them with a number of ways to have portions of their compensation paid in the form of restricted units, each representing the right to receive one share of Common Stock after vesting ("Restricted Stock Units" or "Units"). The Company will issue additional Units to partially match all Units purchased with employee contributions. The Plan also provides the Company with a means of making one-time bonus grants of Units to participants to initiate their entry into the Management Plan, and provides employees with an opportunity to elect to defer payment with respect to their Units when they become vested.

     The Plan is designed taking into account provisions of the Internal Revenue Code under which compensation paid in the form of restricted stock units does not constitute income for tax purposes when the Units are issued. Under those provisions of the Code, participants who are U.S. taxpayers have taxable income when their Units have vested (generally after three years under the Plan) and shares of Common Stock are issued to the participant in substitution for the vested Units. The amount of taxable income is based on the then market value of the Common Stock issued to the participant. The Company will generally have a deduction at that time in the amount of the participant's taxable income. Tax consequences for each Plan participant who is not a U.S. taxpayer will be determined by the laws of the country to which the participant pays income taxes.

     The Board of Directors believes that substantial benefits will accrue to the Company from the Management Plan:

     - The Management Plan will encourage management personnel to elect to have all or part of their annual bonuses paid in the form of Restricted Stock Units, and to acquire additional Units through pre-tax payroll deductions from base salary or after-tax lump sum payments, for the purpose of investing in the future performance of the Company. In this way, the interests of senior management in the Company will be aligned more closely with the proprietary interests of its shareholders.

     - The Plan will enable the Company to assist senior management in reaching the target ownership levels set in the new Common Stock Ownership Guidelines (see Compensation Committee Report on Executive
       Compensation -- Common Stock Ownership Guidelines).

     - Since the portion of the value of the Units represented by the Initial Award Units, by Company matching and by any appreciation in the Common Stock will generally not be assured to the participant unless he or she is employed by the Company on the date three years from the date of issuance of the Units, the Management Plan is designed to encourage talented management personnel to remain in the employ of the Company.

For these reasons, the Board of Directors believes that approval of the Management Plan is in the best interests of the Company and its shareholders.

     Under the New York Business Corporation Law (the "BCL"), the affirmative vote of a majority of the votes duly cast at the meeting on this proposal is required for the adoption of the Management Plan. In addition, under the rules of the New York Stock Exchange (the "NYSE"), the total vote cast on this proposal must represent over 50% in interest of all shares entitled to vote. Thus, a shareholder who does not vote will not affect the outcome of the vote so long as at least 50% of the outstanding shares of Common Stock are voted on this proposal. An abstention will not count as a "vote cast" for purposes of the BCL but will count as a negative "vote cast" for purposes of the NYSE vote requirement. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the meeting.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE PALL CORPORATION MANAGEMENT STOCK PURCHASE PLAN.

ELIGIBILITY

     The Management Plan is open to selected members of management and other key employees of the Company and its subsidiaries. The Compensation Committee selects the employees who are eligible to be credited with Units during any Plan Year, upon the recommendation of the Company's Chief Executive Officer ("Eligible Employees"). Each twelve-month period beginning on August 1st of each year and ending on the following July 31st constitutes a "Plan Year." The first Plan Year began on August 1, 1999. To date, 77 persons have been selected by the Compensation Committee as Eligible Employees under the Management Plan. Once a person has been selected as an Eligible Employee for any Plan Year, he or she will continue as such for subsequent Plan Years unless the Compensation Committee elects to terminate such person's eligibility.

     With a few possible exceptions mandated by the Internal Revenue Code, employees who are eligible to participate in the Management Plan are not eligible to participate in the Employee Stock Purchase Plan described above.

PURCHASE OF RESTRICTED STOCK UNITS WITH PARTICIPANT CONTRIBUTIONS

Bonus Units

     The Management Plan allows Eligible Employees to elect to have up to 100% of their bonus compensation payable in each Plan Year paid in the form of Restricted Stock Units rather than in cash ("Bonus Units"). Cash bonus compensation is normally paid in two equal installments, on a date in August and a date in January ("Bonus Payment Dates"). Bonus Units are credited to the accounts of Eligible Employees each Plan Year on the August Bonus Payment Date. The cost of a Bonus Unit is the closing price of a share of the Common Stock as reported for New York Stock Exchange composite transactions on the August Bonus Payment Date. If an Eligible Employee elects to have less than 100% of his or her bonus paid in the form of Bonus Units, the remaining portion of his or her bonus will be paid in cash in two equal installments, half on the August Bonus Payment Date and half on the following January's Bonus Payment Date.

Base Salary Units

     The Management Plan also allows an Eligible Employee to elect to have up to 50% of his or her base salary for each Plan Year paid in the form of Restricted Stock Units instead of in cash ("Base Salary Units"). Elections with respect to Base Salary Units are implemented by deductions from the regular salary payments of Eligible Employees for each pay period, on a pre-tax basis. For example, if an Eligible Employee elected to have 20% of his or her base salary for the Plan Year beginning August 1, 1999 paid in the form of Base Salary Units, 20% of his or her gross pay (before deductions for taxes) is currently being deducted from each paycheck. The amounts thus deducted are applied to the purchase of Base Salary Units twice in each Plan Year, on January 31 and July 31. The cost of a Base Salary Unit is the closing price of a share of Common

Stock on the date on which the Unit is credited to the employee's account -- January 31 or July 31 as the case may be (or if a closing price is not reported on that date, on the next date when a closing price is reported).

Cash Payment Units

     To the extent that an Eligible Employee has not elected to have 100% of his or her bonus compensation and 50% of his or her base salary paid in the form of Bonus Units and Base Salary Units in any Plan Year, the Eligible Employee may elect to make cash purchases of additional Units ("Cash Payment Units"). Payment for Cash Payment Units must be made at least seven days prior to an August or January Bonus Payment Date, and the price of a Cash Payment Unit is the closing price of a share of Common Stock on such Bonus Payment Date.

GRANTS OF RESTRICTED STOCK UNITS BY THE COMPANY

Initial Award Units

     The Company has made one-time initial grants of Units ("Initial Award Units") to those persons who were Eligible Employees as of August 1, 1999. To the extent that the Compensation Committee so determines, the Company will make such one-time grants to persons it selects as Eligible Employees after August 1, 1999. The number of Initial Award Units granted to each Eligible Employee as of August 1, 1999 were determined by the Compensation Committee and the number of such Units granted to new Eligible Employees in future will likewise be determined by the Committee. Each Eligible Employee may receive a grant of Initial Award Units only with respect to the first Plan Year during which he or she is a participant, not for any subsequent Plan Year.

Matching Units

     To encourage Eligible Employees to participate in the Plan, the Company credits additional Units to each Eligible Employee who purchases Bonus Units, Base Salary Units and Cash Payment Units. With respect to the first Plan Year, beginning August 1, 1999, for every two Units that an Eligible Employee purchases, the Company will credit him or her with one additional Unit (a "Matching Unit"). During the second Plan Year (beginning August 1, 2000) and each subsequent Plan Year, for every three Bonus Units, Base Salary Units and Cash Payment Units that an Eligible Employee purchases, the Company will credit him or her with one additional Matching Unit.

Dividend Equivalent Units

     An Eligible Employee will be credited with additional Units as of each date on which a dividend is paid on the Common Stock ("Dividend Equivalent Units"). The number of Dividend Equivalent Units credited to an Eligible Employee on any dividend payment date will be determined by multiplying the number of Units that he or she owns on such dividend payment date by the per-share dollar amount of the dividend paid on such date, and then dividing the resulting amount by the closing price of a share of Common Stock on such dividend payment date. If an Eligible Employee forfeits Units as discussed below, any Dividend Equivalent Units credited in respect of the forfeited Units will also be forfeited.

VESTING OF RESTRICTED STOCK UNITS

     Provided the holder is then still employed by the Company,

     - Initial Award Units will vest 100% three years after the dates on which they were credited (all Initial Award Units presently credited will vest on August 1, 2002);

     - Bonus Units, together with the corresponding Matching Units, will vest 100% three years after the August Bonus Payment Dates on which they were credited (all Bonus Units presently credited will vest on August 26, 2002);

     - Base Salary Units, together with the corresponding Matching Units, will vest 100% three years after the applicable January 31 and July 31 crediting dates;

     - Cash Payment Units, together with the corresponding Matching Units, will vest 100% three years after the Bonus Payment Dates on which they were credited (all Cash Payment Units presently credited will vest on August 26, 2002); and

     - Dividend Equivalent Units will vest on the same dates as the Units to which they pertain.

     The holder of a Unit will receive a share of unrestricted Common Stock following the vesting of such Unit unless the holder has previously elected to defer receipt (see below).

     If during the three-year vesting period, a holder of Units voluntarily terminates his or her employment, or the Company terminates his or her employment for cause, the holder will forfeit the Initial Award Units and Matching Units contributed by the Company (and Dividend Equivalent Units earned thereon) and will receive a number of shares of Common Stock for his or her Bonus Units, Base Salary Units and Cash Payment Units (and Dividend Equivalent Units earned thereon) determined by taking the lesser of (a) the aggregate market value of the Common Stock underlying all such Units, with the market value of each Unit being determined as of the date when it was credited to the holder's Plan account, and (b) the aggregate market value of the Common Stock underlying all such Units determined as of the date of termination, and (c) dividing each such aggregate market value by the closing price of a share of Common Stock on the date of termination. In effect, the aggregate value of the Common Stock received by such a terminating holder of unvested Units will not reflect any increase in the market price of the Common Stock during the period of his or her employment when his or her Units were outstanding, but will reflect any decrease in the market price of the Common Stock during such period.

     If during the three-year vesting period the Company terminates a Unitholder's employment for any reason other than disability or cause, or the holder retires after reaching 62 years of age, 100% of his or her Bonus Units, Base Salary Units and Cash Payment Units (and Dividend Equivalent Units earned thereon) will vest, and his or her Initial Award Units and Matching Units contributed by the Company (and Dividend Equivalent Units earned thereon) will vest on a pro rata basis based on the number of months that the holder was employed by the Company during the three-year vesting period. Initial Award Units and Matching Units which do not vest in accordance with the preceding sentence (and Dividend Equivalent Units earned thereon) will be forfeited.

     If during the three-year vesting period a holder of Units dies, or incurs a disability that entitles him or her to a Social Security certificate of disability award, all Units credited to his or her account, including Initial Award Units and Matching Units and Dividend Equivalent Units earned thereon, will vest and the number of shares of Common Stock represented by such Units will be distributed to the holder or, in the event of his or her death, to the holder's beneficiaries.

     If there is a "Change in Control" of the Company (as defined in the Management Plan), then, unless the Board of Directors as constituted prior to the occurrence of such Change in Control has decided otherwise, all Units, including Matching Units and Dividend Equivalent Units earned thereon, will vest and the number of shares of Common Stock represented by such Units will be distributed to all holders.

DEFERRAL PROVISIONS

     A holder of Units may, while still an employee of the Company or any of its subsidiaries, elect to defer his or her receipt of Common Stock in payment for vested Units until either (1) the first business day of the calendar year following the date of termination of the holder's employment with the Company, or (2) the first business day of any earlier calendar month but no earlier than the first business day of the third calendar year following the calendar year in which such Units will vest. The Compensation Committee may deny any holder of Units the right to make a deferral election if it determines, in its sole discretion, that such deferral election might cause the Management Plan to fail to be treated as a plan of deferred compensation "for a select group of management or highly compensated employees" for purposes of the Employee Retirement Income Security

Act of 1974. A deferral election under the Management Plan will be irrevocable. Deferred vested Units will continue to earn Dividend Equivalent Units.

ADDITIONAL INFORMATION CONCERNING THE MANAGEMENT PLAN

     Restricted Stock Units are not transferable and confer upon their holders none of the voting and other rights of shareholders of the Company. A holder of Units will have the status of a general unsecured creditor of the Company with respect to his or her right to receive benefits under the Plan.

     Up to 1,000,000 shares of Common Stock may be distributed under the Management Plan. Such shares may be authorized and unissued shares, shares held in treasury or shares purchased on the open market by the Company. The number of shares of Common Stock issuable for Units will be adjusted in the event of stock splits, stock dividends, recapitalizations, mergers, rights offerings to purchase Common Shares at below market prices, or similar changes affecting the Common Stock.

     The Board of Directors may amend or terminate the Management Plan at any time with prospective or retroactive effect, but no amendment or termination of the Plan may adversely affect any Unitholder's rights with respect to any Units previously credited to his or her account, except with the written consent of such holder.

FEDERAL INCOME TAX CONSEQUENCES

     In general, a holder of Units will realize ordinary income upon receiving Common Stock pursuant to the Plan. The amount of ordinary income will equal the fair market value of the Common Stock at the time of receipt, less the amount, if any, the holder previously paid for such Units by direct cash contribution (i.e., with after-tax dollars in the case of Cash Payment Units).

     If a person subsequently sells any Common Stock he or she acquired under the Plan, such person will realize capital gain (or loss) to the extent the sales price exceeds (or is less than) the fair market value of the shares on the day he or she received the shares. The capital gain (or loss) will be long-term if the person holds the shares for more than one year, and will be short-term otherwise.

     Subject to applicable limitations, the Company is allowed a deduction at the time of each issuance of Common Stock to a Unitholder under the Management Plan, in an amount equal to the amount includible in the holder's income.

     The foregoing description of income tax consequences applies in the case of Plan participants who are U.S. taxpayers. Income tax consequences for a participant who is not a U.S. taxpayer will be determined by the laws of the country to which the participant pays income taxes.

RESTRICTED STOCK UNITS GRANTED

     The following table sets forth information, to the extent presently determinable, with respect to the Units which have been or will be credited under the Management Plan during the first Plan Year, ending July 31, 2000, subject to shareholder approval at the meeting, which approval will constitute ratification by the shareholders of the Units previously granted. If the shareholders do not approve the Management Plan, all Eligible Employees' purchases and Company grants of Units under the Plan will be rescinded, and the amounts contributed by Eligible Employees to purchase Units will be returned to them, without interest. The table does not include any Dividend Equivalent Units, since none have been granted to date. Future Dividend Equivalent Units will be credited on the basis of the closing price of a share of Common Stock on each future dividend payment date.

     As described above, each Unit credited under the Management Plan represents the right to receive one share of Common Stock after vesting. On October 7, 1999, the closing price of a share of Common Stock for New York Stock Exchange composite transactions was $23.5625.

                                              ELIGIBLE EMPLOYEE CONTRIBUTIONS
                                    ---------------------------------------------------           COMPANY CONTRIBUTIONS
                                                            BASE        CASH PAYMENT      ---------------------------------------
                                        BONUS UNITS        SALARY         UNITS(2)        MATCHING UNITS(3)   INITIAL AWARD UNITS
                                    -------------------   UNITS --    -----------------   -----------------   -------------------
NAME AND POSITION                     $VALUE      NO.     $VALUE(1)    $VALUE     NO.      $VALUE     NO.     $VALUE(4)     NO.
-----------------                   ----------   ------   ---------   --------   ------   --------   ------   ----------   ------
Eric Krasnoff.....................  $  296,022   15,132         --    $100,000    5,112   $198,011   10,122   $  203,094    9,700
  Chairman and
  Chief Executive Officer
Jeremy Hayward-Surry..............     151,966    7,768    $26,000      50,000    2,556    100,983    5,162      104,688    5,000
  President
John Adamovich....................     110,422    5,645     26,000          --       --     55,211    2,822       67,000    3,200
  Group Vice President,
  Chief Financial Officer and
  Treasurer
Samuel T. Wortham.................     129,843    6,637         --          --       --     64,922    3,319       52,344    2,500
  Group Vice President
Gerhard Weich.....................      34,975    1,788         --          --       --     17,488      894       52,344    2,500
  Group Vice President
All executive officers as a group
  (14 persons including those
  above)..........................   1,231,169   62,935    193,685     210,875   10,780    721,023   36,858      950,563   45,400
All other employees as a group (63
  persons)........................   1,402,318   71,684    938,273      78,210    3,998    740,264   37,841    1,086,656   51,900

---------------
(1) Assumes that current amounts of payroll deductions remain the same through the end of the first Plan Year, i.e., that each current Eligible Employee remains employed by the Company through July 31, 2000, and during that time earns the same base salary. It is not possible at this time to estimate the number of Base Salary Units issuable in the first Plan Year, since they will be purchased on January 31, 2000, and July 31, 2000, at the closing prices of a share of Common Stock on those dates.

(2) Comprised of Cash Payment Units credited on the August 1999 Bonus Payment Date (August 26, 1999) when the closing price of a share of Common Stock was $19.5625. Additional Cash Payment Units may be purchased by Eligible Employees during the first Plan Year up until seven days prior to the January 2000 Bonus Payment Date.

(3) The estimated aggregate dollar value and number of Matching Units shown in this table for each person and group are equal to one-half the aggregate estimated dollar value and one-half the aggregate number of the Bonus Units and Cash Payment Units shown in the table for that person or group. Additional Matching Units will be credited, equal in value to one-half the dollar value of all Base Salary Units issued under the Management Plan. It is not possible at this time to estimate the number of Matching Units issuable in the first Plan Year with respect to Base Salary Units, since it is not possible to estimate the number of Base Salary Units issuable in the first Plan Year (see footnote (1) above).

(4) The dollar value of each Initial Award Unit shown in this table is $20.9375, which was the closing price of a share of Common Stock on August 2, 1999, the first trading day after the date (Sunday, August 1) as of which all the outstanding Initial Award Units were credited.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of October 1, 1999 with respect to beneficial ownership of Common Stock by (a) each shareholder who, to the Company's knowledge, is the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director of the Company, (c) each Named Executive Officer included in the Summary Compensation Table above, and (d) all directors and executive officers of the Company as a group. The percentages in the last column are based on the number of shares outstanding on October 1, 1999. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of shares not owned directly by the named director or executive officer does not constitute an admission that such shares are beneficially owned by the director or officer for any other purpose.

                                                                  SHARES OF
                                                                 COMMON STOCK
                                                                 BENEFICIALLY       PERCENT
NAME OF BENEFICIAL OWNER                                            OWNED*          OF CLASS
------------------------                                         ------------       --------
Capital Research and Management Company.....................      9,744,200(a)        7.8
  333 South Hope Street
  Los Angeles, California 90071
T. Rowe Price Associates, Inc...............................      9,318,515(b)        7.5
  100 East Pratt Street
  Baltimore, Maryland 21202
John Adamovich..............................................         12,250(c)
Abraham Appel...............................................      5,053,878(d)        4.1
Daniel J. Carroll, Jr.......................................            -0-(e)
John H. F. Haskell, Jr......................................         12,667
Ulric Haynes, Jr............................................         10,000
Jeremy Hayward-Surry........................................        149,295(f)         .1
Eric Krasnoff...............................................        274,316(g)         .2
Edwin W. Martin, Jr.........................................         14,332
Katharine Plourde...........................................         24,333
Chesterfield F. Seibert.....................................         94,171            .1
Heywood Shelley.............................................         25,333(f)
Alan B. Slifka..............................................         53,329
James D. Watson.............................................         56,967
Gerhard Weich...............................................         87,209            .1
Samuel T. Wortham...........................................         77,268            .1
24 directors and executive officers of the Company as a
  group.....................................................      6,380,371           5.1

---------------
  * Includes shares covered by stock options currently exercisable or becoming exercisable within 60 days of October 1, 1999 as follows: Mr.
    Adamovich -- 11,250 shares; Mr. Appel -- 20,000 shares; Mr. Haskell -- 6,667 shares; Mr. Haynes -- 10,000 shares; Mr. Hayward-Surry -- 112,500 shares; Mr. Krasnoff -- 195,000 shares; Dr. Martin -- 10,000 shares; Ms.
    Plourde -- 23,333 shares; Mr. Seibert -- 6,667 shares; Mr. Shelley -- 13,333 shares; Mr. Slifka -- 23,333 shares; Dr. Watson -- 36,667 shares; Mr.
    Weich -- 45,000 shares; Mr. Wortham -- 45,000 shares; and the 24 current directors and executive officers of the Company as a group -- 852,750 shares.

(a) The information as to the beneficial ownership of Common Stock by Capital Research and Management Company was obtained from its Schedule 13F Holdings Report for the calendar quarter ended June 30, 1999, filed with the Securities and Exchange Commission. Such report discloses that at June 30, 1999, Capital Research and Management Company exercised sole "investment discretion" (as defined in the Securities Exchange Act of 1934) and no voting authority with respect to 9,744,200 shares of Common Stock.

(b) The information as to the beneficial ownership of Common Stock by T. Rowe Price Associates, Inc., was obtained from its statement on Schedule 13G as amended February 12, 1999, filed with the Securities and Exchange Commission, and from inquiries made to personnel of T. Rowe Price Associates, Inc. Such inquiries disclosed that T. Rowe Price Associates, Inc. has sole voting power with respect to 1,505,475 shares of Common Stock and sole dispositive power with respect to 9,318,515 shares of Common Stock.

(c) Includes 1,000 shares owned by Mr. Adamovich's wife and as to which Mr. Adamovich disclaims voting or dispositive power.

(d) These shares are held of record by Canmont Investment Corp. which is wholly-owned by Mr. Appel and members of his immediate family. Mr. Appel has sole voting and dispositive power with respect to these shares.

(e) Mr. Carroll was not a director as of the date of this table; he was elected a director on October 5, 1999.

(f) Does not include 45,000 shares beneficially owned by a trust of which Messrs. Hayward-Surry and Shelley are two of the three trustees. The trustees have sole voting and dispositive power with respect to these shares.

(g) Includes 22,598 shares owned by two trusts established for the benefit of Mr. Krasnoff's children. Mr. Krasnoff is trustee of these trusts and as such has sole voting and dispositive power with respect to the shares owned by the Trust. Also includes 1,036 shares owned by Mr. Krasnoff's wife and as to which Mr. Krasnoff disclaims voting or dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") and the rules thereunder of the Securities and Exchange Commission require the Company's directors and officers to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and officers during the fiscal year ended July 31, 1999 were filed on time except that the following reports were filed late:
(i) the initial Section 16(a) report for Erwin Kirnbauer, a Senior Vice President; (ii) one report for a sale of Common Stock by Samuel Wortham, a Group Vice President and (iii) one report for a purchase of Common Stock by Clifton Hutchings, a Group Vice President.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") acted as the Company's independent auditors for the fiscal year ended July 31, 1999 and has been selected to act in that capacity in fiscal 2000. It is anticipated that representatives of KPMG will be present at the meeting to respond to appropriate questions and will have an opportunity, if they desire, to make a statement.

                                 ANNUAL REPORTS

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 1999, WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BEFORE THE END OF OCTOBER, AS REQUIRED BY LAW. SHAREHOLDERS MAY OBTAIN A COPY OF THE FORM 10-K REPORT UPON WRITTEN REQUEST TO DIANE FOSTER, INVESTOR RELATIONS MANAGER, PALL CORPORATION, 25 HARBOR PARK DRIVE, PORT WASHINGTON, N.Y. 11050-4630, FAX 516-484-3649. IN RESPONSE TO SUCH REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE THE FORM 10-K REPORT, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES AND A LIST OF EXHIBITS. COPIES OF EXHIBITS WILL BE FURNISHED ON REQUEST; THE COMPANY RESERVES THE RIGHT TO CHARGE A REASONABLE FEE FOR EXHIBITS.

     The Company's Annual Report to shareholders for the fiscal year ended July 31, 1999 is being furnished concurrently herewith to shareholders of record at the record date for the meeting. Additional copies of the Annual Report to shareholders may be obtained upon request to Diane Foster by telephone at 516-484-3600 or in writing at the address or fax number in the preceding paragraph. The Annual Report to shareholders and the Form 10-K Report are also available on the Company's website, www.pall.com.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     In order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2000 annual meeting of shareholders, any shareholder proposal must be received by the Secretary of the Company prior to June 15, 2000. In addition, the form of proxy issued with the Company's proxy statement for the 2000 annual meeting will confer discretionary authority to vote for or against any proposal made by a shareholder at the annual meeting and which is not included in the Company's proxy statement. However, under the rules of the Securities and Exchange Commission, such discretionary authority may not be exercised if the shareholder proponent has given the Secretary of the Company notice of such proposal prior to August 29, 2000 and certain other conditions provided for in the Commission's rules have been satisfied.

October 13, 1999

                             [PALL CORPORATION MAP]

                                PALL CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN



1. PURPOSE. The purpose of the Pall Corporation Employee Stock Purchase Plan (the "Plan") is to offer certain Employees of Pall Corporation (the "Company") and Affiliated Companies an incentive to invest in common shares, par value $.10 per share (each, a "Share") of the Company, by permitting eligible Employees to purchase Shares at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The stock purchase plan of the same name maintained by the Company prior to November 1, 1999 (the "Prior Plan") is hereby amended and superseded by this Plan. In the event that the Plan is adopted by any non-U.S. Affiliated Company and is subject to the laws of another country, a separate document may be prepared for such company reflecting the specific requirements of applicable law, and such document, and not this document, shall determine all rights of all Employees of such company.

2. DEFINITIONS. Capitalized terms used in this Plan shall have the following meanings unless defined elsewhere herein.

"Affiliated Company" means, at the time of the granting of an option under the Plan, any corporation of which not less than 80% of the voting shares are held by the Company or a subsidiary within the meaning of Section 424 of the Code (except that 80% stock ownership shall be substituted for 50% stock ownership in such definition), whether or not such corporation now exists or is hereafter organized or acquired by the Company or a subsidiary.

"Board of Directors" means the Board of Directors of Pall Corporation.

"Change in Control" means the occurrence of any of the following:

         (a) the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Company and United States Trust Company of New York, as Rights Agent as the same may have been amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

         (b) any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

         (c)      any event described in Section 13 of the Rights Agreement; or

         (d) the date on which the number of duly elected and qualified directors of the Company who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Company as fixed by its by-laws;

provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 16(c) shall exist, to the extent that the Board of Directors so determines by resolution adopted prior to the Change in Control. Any such resolution may be rescinded or countermanded by the Board of Directors at any time with or without retroactive effect.

"Committee" means the group of individuals appointed by the Board of Directors of the Company to administer the Plan.

"Compensation" means, for any pay period, the gross base salary payable for such period. Compensation shall not include overtime, incentive compensation, incentive payments or bonuses, shift differentials, expense reimbursements, long-term disability and workers' compensation payments, lump-sum payments due to death, termination of employment or layoff, non-taxable fringe benefits, payments or discounts under any stock purchase or option plan, or any other extraordinary compensation or other payments to an Employee.

"Employee" means a common law employee of an Employer whose customary employment is at least twenty (20) hours per week. Any person who is not initially recognized by an Employer as a common law employee, but who is subsequently determined to be an Employee by the proper authority, shall be an Employee for purposes of participation in the Plan after such determination.

"Employer" means the Company and any Affiliated Company that adopts the Plan with the prior written approval of the Committee.

"Exercise Date" means the last Trading Day of each Offering Period.

"Fair Market Value" means the value of a Share on a given date, determined based on the mean of the highest and lowest sale prices for a Share on such date, as reported on the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange on such date, the exchange on which the Shares are listed ("Exchange"), or if the Exchange is not open for trading on such date, on the nearest preceding date on which the Exchange is open for trading.

"Participant" means any individual who is eligible to participate in the Plan as provided in Section 4 and enrolls in the Plan in the manner set forth in Section 5.

"Offering Period" means each six consecutive calendar month period during which an option to purchase Shares is granted and may be exercised.

"Purchase Price" means an amount equal to 85% of the lower of the Fair Market Value of a Share on the first Trading Day of an Offering Period or on the Exercise Date, but in no event less than the par value of a Share.

"Stock Account" means the account established pursuant to Section 8 for a Participant with such investment service provider as the Committee shall select in its discretion.

"Trading Day" means any day on which the Exchange is open for trading.

3. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods, with the first Offering Period commencing on November 1, 1999 and ending on April 30, 2000, and each subsequent Offering Period thereafter, continuing until the Plan is terminated in accordance with Sections 17 or 20 hereof.

4.       ELIGIBILITY.

         (a) ELIGIBLE EMPLOYEES. Each Employee of an Employer shall be eligible to participate in the Plan on the earlier of the November 1st or May 1st coincident with or next following his or her completion of two (2) consecutive years of employment with an Employer; provided, however, that each Employee who, as of August 1, 1999 has completed six (6) consecutive months of employment with an Employer and each Employee who immediately prior to November 1, 1999 was a participant in the Prior Plan shall be eligible to participate in the Plan effective November 1, 1999. Notwithstanding the preceding sentence, no Employee of any Employer shall be eligible to participate in the Plan if that Employee
(i) is a "highly compensated employee", as defined in Section 414(q) of the Code, who is eligible to participate in the Management Stock Purchase Plan, or
(ii) has received a hardship distribution from the Pall Corporation Profit-Sharing Plan within the preceding twelve (12) months.

         (b) LEAVE OF ABSENCE. Each Participant who is on medical leave, family leave, military leave or any other leave of absence approved by an Employer shall be permitted to participate in the Plan as provided in this paragraph (b).

         A Participant who is on an unpaid leave of absence shall have payroll deductions suspended at the commencement of such unpaid leave, but shall participate in the exercise of options under Section 7 to the extent of amounts credited to his or her account as of the next following Exercise Date. Upon such Participant's return from unpaid leave of absence during the same Offering Period in which such leave began, his or her payroll deductions shall automatically recommence at the same rate as in effect prior to such leave.

         A Participant who is on a paid leave of absence may elect, by notifying the Committee in the manner prescribed by the Committee, to suspend his or her payroll deductions at any time during such paid leave, but shall participate in the exercise of options under Section 7 to the extent of the amount credited to his or her account as of the next following Exercise Date. Upon such Participant's return from paid leave of absence, he or she may elect to recommence payroll deductions as provided in Section 5(d).

         (c) TERMINATION OF ELIGIBILITY. If a Participant ceases to be eligible to participate in the Plan for any reason on or before an Exercise Date, the Participant's payroll deductions shall cease as of the effective date of such termination of eligibility, as determined by the Committee. All payroll deductions credited to the Participant's account as of the effective date of his or her termination of eligibility, shall be distributed to the Participant as soon as practicable thereafter.

5.       ENROLLMENT AND PAYROLL DEDUCTIONS.

         (a) ENROLLMENT. Any Employee who satisfies the eligibility requirements of Section 4(a) shall participate by enrolling in the Plan and authorizing payroll deductions in the manner prescribed by the Committee not later than fifteen (15) days prior to the commencement of any Offering Period. An eligible Employee who has elected to enroll in the Plan for an Offering Period and whose payroll deductions have not ceased during the Offering Period as provided in
Section 5(d) shall automatically continue to participate in the Plan in each successive Offering Period with the same terms applicable.

         (b) AMOUNT. At the time a Participant enrolls in the Plan, the Participant shall elect to have payroll deductions made on each pay day during each Offering Period equal to an amount not to exceed the Compensation which the Participant received on each such pay day; provided, however, that in the case of the Offering Period beginning on November 1, 1999, no Participant shall be permitted to make payroll deductions during the first two months thereof that, in the aggregate, exceed Four Thousand, Two Hundred Dollars ($4,200). All payroll deductions shall be withheld in whole units of currency only. All payroll deductions shall be credited to a bookkeeping account maintained by the Company for each Participant under the Plan. No interest will be paid on any amounts credited to any account. A Participant may not make any additional payments into such account.

         (c) PAYROLL DEDUCTIONS. Payroll deductions shall commence with the first practicable payroll period of the Offering Period following the Participant's enrollment in the Plan and shall end in the last practicable payroll period of the Offering Period during which the Participant is enrolled in the Plan, or, if earlier (i) after the Participant notifies the Committee of his or her suspension of payroll deductions pursuant to Section 5(d), (ii) when the Participant ceases to participate in the Plan for any of the reasons stated in Sections 4(b), 4(c) or Section 11, or (iii) the first practicable payroll period after the Participant receives a hardship distribution from the Pall Corporation Profit-Sharing Plan.

         (d) ADJUSTMENTS TO PAYROLL DEDUCTIONS. A Participant may decrease the amount of payroll deductions or suspend all future payroll deductions during an Offering Period by notifying the Committee in the manner prescribed by the Committee. In the event a Participant suspends all payroll deductions, the Participant shall not be entitled to begin payroll deductions until the commencement of a subsequent Offering Period, except as provided below in the case of certain leaves of absence. The Committee may, in its discretion, limit the number of payroll deduction rate changes and prescribe the effective dates thereof during any Offering Period.

         In the event that a Participant reduces or suspends payroll deductions during a paid leave of absence, such Participant, upon his or her return from such leave during the same Offering Period in which such leave began, may elect to recommence or increase payroll deductions by notifying the Committee in the manner prescribed by the Committee.

         Notwithstanding other provisions of the Plan, to the extent necessary to comply with Section 6(b), the Company may decrease a Participant's payroll deductions or suspend same at any time during an Offering Period.

6.       OPTIONS.

         (a) GRANT OF OPTION. On the first day of each Offering Period, each Participant shall be granted an option to purchase, exercisable on each Exercise Date, that number of Shares determined by dividing the aggregate amount credited to the Participant's account as of such Exercise Date, by the Purchase Price; provided however, that such purchase shall be subject to the limitations set forth in Sections 6(b) and 14.

         (b) LIMITATION ON OPTION GRANT. Notwithstanding any other provisions of the Plan, no Participant shall be granted an option under the Plan if immediately after the grant, (i) such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the
Code) would own capital stock of the Company and/or hold outstanding options to purchase any class of capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or any Affiliated Company thereof, or (ii) such Participant's rights to purchase capital stock under all Section 423 employee stock purchase plans of the Company and Affiliated Companies would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Fair Market Value of such capital stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that a Participant's account is maintained in a unit of currency other than U.S. dollars, for purposes of determining whether the limitation in the preceding sentence is exceeded, the unit of currency in which such Participant's account is maintained shall be notionally exchanged for U.S. dollars at a rate equal to the exchange rate of such currency and U.S. dollars at the close of the first day of the Offering Period.

7. EXERCISE OF OPTION. As soon as administratively practicable after each Exercise Date, each Participant's option to purchase Shares under the Plan shall be exercised automatically, and the maximum number of whole or fractional Shares subject to such option shall be purchased for the Participant at the Purchase Price, with the aggregate amount credited to the Participant's account, unless the Participant has terminated participation as provided in Section 4(c) or employment as provided in Section 11. In the event that a Participant's account is maintained in a unit of currency other than U.S. dollars, prior to the exercise of any option, such currency will be exchanged for U.S. dollars at a rate equal to the exchange rate of such currency and U.S. dollars at the close of the Exercise Date as of which such options are exercised.

8.       PARTICIPANT STOCK ACCOUNTS.

         (a) ESTABLISHMENT OF STOCK ACCOUNT. A Stock Account shall be maintained for each Participant. Shares purchased for the Stock Account of each Participant shall be credited thereto as of the close of business on the Exercise Date. All brokerage commissions attributable to the exercise of options under the Plan shall be paid by the Company or an Affiliated Company.

         (b) STATEMENT. As soon as practicable following each Offering Period, a statement of Stock Account shall be sent to each Participant, setting forth the amount of payroll deductions accumulated during the Offering Period, the Purchase Price, the number of Shares purchased and the amount of any cash remaining credited to the Participant's Stock Account.

         (c) PARTICIPANT SHARES. Shares purchased for each Participant shall be held in the Participant's Stock Account. A Participant may request that a certificate be issued in the Participant's name or the name of the Participant and his or her spouse for all or a portion of the whole Shares credited to the Participant's Stock Account. A Participant may sell such Shares at any time thereafter, subject to compliance with any applicable federal or state securities laws. Each Participant agrees, by enrolling in the Plan, to notify the Committee of any sale or other disposition of Shares held by the Participant under the Plan which occurs within eighteen (18) months from the Exercise Date, indicating the number of such Shares disposed of. The Committee shall be entitled to presume that a Participant has disposed of any Shares for which the Participant has requested a certificate. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Company may deem advisable under all applicable laws, rules, and regulations, and the Company may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions. In the event that a Participant requests a withdrawal of all amounts credited to his Stock Account, any fractional Shares then held in the Participant's Stock Account will be converted to an equivalent unit of currency and such amount shall be distributed to the Participant in cash along with the requested Shares.

         (d) VOTING RIGHTS; DIVIDENDS. A Participant shall have all ownership rights with respect to the Shares credited to the Participant's Stock Account, including the right to direct the vote of such Shares. Any dividends or distributions which may be declared thereon by the Board of Directors will be reinvested in additional Shares for the Participant, unless otherwise provided under the terms of the participant's Stock Account. Such additional shares shall be purchased on the open market as soon as practicable after the dividend payment is received.

9. TAXES. The Company or Affiliated Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company or Affiliated Company to meet applicable withholding obligations, including any withholding required to make available to the Affiliated Company any tax deductions or benefits attributable to any sale or early disposition of Shares by the Participant.

10. HARDSHIP DISTRIBUTIONS. In the event that during an Offering Period a Participant experiences a "hardship" as defined in the Pall Corporation Profit-Sharing Plan, the Participant may file a written request with the Committee for a refund of all amounts then credited to his account. If the Committee determines in its discretion that the Participant meets the requirements of a "hardship," it shall cause the Participant's account to be paid to the Participant as soon as practicable after such determination, without regard to whether a distribution is made on account of such hardship from the Pall Corporation Profit-Sharing Plan.

11.      TERMINATION OF PLAN PARTICIPATION.

         (a) TERMINATION OF PARTICIPATION. A Participant may terminate participation in the Plan by notifying the Committee thereof in the manner prescribed by the Committee. Following the effective date of such notice, the Participant's payroll deductions shall cease with the next practicable payroll period. The Participant shall participate in the exercise of options under
Section 7 to the extent of amounts credited to his or her account as of the cessation of his or her payroll deductions.

         (b) RENEWAL OF PARTICIPATION. If a Participant terminates participation in the Plan, the Participant must re-enroll in the Plan as provided in Section 5(a) to renew participation.

         (c) TERMINATION OF EMPLOYMENT. As soon as practicable following a Participant's termination of employment for any reason, including retirement, a Participant or the Participant's beneficiary shall receive cash equal to the amount credited to the Participant's account during the Offering Period in which occurs the Participant's termination and all options granted under Section 6(a) in connection with such Offering Period shall be canceled.

12. TRANSFER. A Participant may not assign, transfer, pledge or otherwise dispose of (other than by will, the laws of descent and distribution) any payroll deductions credited to the account of the Participant or any right to exercise an option or receive Shares under the Plan. Any such assignment, transfer, pledge or other disposition shall be without effect. Each option is exercisable during the lifetime of the Participant only by such Participant.

13.      PARTICIPANT BENEFICIARIES.

         (a) DESIGNATION. A Participant may file with the Committee, a written designation of a beneficiary who is entitled to receive any accumulated payroll deductions, if any, held for the Participant under the Plan, in the event of the Participant's death; provided, however, that the disposition of a Participant's Stock Account upon his or her death shall be provided under the terms of such Stock Account.

         (b) FAILURE OF DESIGNATION. If a Participant dies without a valid beneficiary designation on file with the Committee, or if no designated beneficiary survives the Participant, the following automatic beneficiaries surviving the Participant shall be entitled to receive any accumulated payroll deductions, if any, held for the Participant under the Plan: (i) Participant's surviving spouse, or (ii) if the Participant is not married, the Participant's estate.

14. SHARES. The maximum number of Shares that may be acquired by any Participant in any Offering Period is 1,500. The maximum number of Shares that may be purchased by all Participants under the Plan is 1,000,000, subject to adjustment upon changes in the capitalization of the Company as set forth in Section 16. Shares credited to for Participants' Stock Accounts may, at the Committee's discretion, be purchased in the open market (on an exchange or in negotiated transactions), or may be previously acquired treasury Shares, authorized and unissued Shares, or any combination of Shares purchased in the open market, previously acquired treasury Shares or authorized and unissued Shares. If, on a given Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

15. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee may change the frequency of payroll deductions, limit the frequency or number of changes in the amount of payroll deductions to be made during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with the Participant's payroll deductions, and establish such other limitations or procedures as the Committee determines in its sole discretion are advisable and consistent with the Plan.

         The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Each Participant shall have the same rights and privileges as afforded by Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. Every finding, decision and determination made by the Committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, CHANGE IN CONTROL.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of Shares each Participant may purchase per Offering Period (pursuant to Section 6) as well as the Purchase Price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting form a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and any Offering Period then in progress shall end on the New Exercise Date. The New Exercise Date shall be established by the Committee, and shall be before the date of the Company's proposed dissolution or liquidation. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date in accordance with Section 7.

         (c) CHANGE IN CONTROL. In the event of a Change in Control of the Company, any Offering Period then in progress shall be shortened by setting a new Exercise Date (the "Change of Control Exercise Date") and any Offering Period then in progress shall end on the Change of Control Exercise Date. The Change of Control Exercise Date shall be established by the Committee and shall be before the date of the Company's proposed sale or merger. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the Change of Control Exercise Date, that the Exercise Date for the Participant's option has been changed to the Change of Control Exercise Date and that the Participant's option shall be exercised automatically on the Change of Control Exercise Date in accordance with Section 7.

17. AMENDMENT OR TERMINATION. The Board of Directors may at any time and for any reason terminate or amend the Plan, and/or delegate authority for any amendments to the Committee. Except as provided in Section 16, no such termination or amendment shall affect options previously granted or adversely affect the rights of any Participant with respect thereto. Without shareholder consent and without regard to whether any Participant rights may have been considered to have been "adversely affected," the Plan may be amended to change the Offering Periods, increase the Purchase Price or change the maximum amount of payroll deductions permitted. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.

18. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

19. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

         As a condition to the exercise of an option, the Company may require a Participant to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

20. TERM. The Plan shall be effective upon its adoption by the Board of Directors subject to the approval by the shareholders of the Company which approval must occur within the 12-month period after the Plan is adopted by the Board of Directors. It shall continue in effect indefinitely thereafter until the maximum number of Shares available for sale under the Plan (as provided in Section 14 hereof) has been purchased, unless terminated pursuant to Section 17 hereof. In the event that the shareholders of the Company do not approve the Plan, all payroll deductions that have accumulated in Participants' accounts shall be refunded to Participants as soon as possible following the shareholder's action.

21. USE OF FUNDS. Payroll deductions credited to a Participant's account shall remain the general assets of the Company or an Affiliated Company and shall not be held in trust or required to be segregated in any manner.

22. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any option shall confer on any Participant any right to continue in the employ of the Company or any Affiliated Company.

                                PALL CORPORATION

                         MANAGEMENT STOCK PURCHASE PLAN


1.       PURPOSE.

         This document sets forth the Pall Corporation Management Stock Purchase Plan as adopted effective June 29, 1999 and amended effective October 1, 1999.

         The purpose of the Plan is to encourage key employees of the Corporation and its Affiliated Companies to increase their ownership of shares of the Corporation's Common Stock by providing such employees with an opportunity to elect to have portions of their total annual compensation paid in the form of Restricted Units, and to have additional matching Restricted Units credited with respect thereto.

         The Plan also provides certain employees with an opportunity to elect to defer payment with respect to the Restricted Units credited to them that become vested. With respect to these provisions, the Plan is intended to constitute an unfunded plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

2.       DEFINITIONS.

         As used herein, the following terms shall have the following meanings:

         "ACCOUNT" and "SUBACCOUNT" shall mean, respectively, the account, and each Subaccount within such Account, that is established for a Participant pursuant to Section 8.

         "AFFILIATED COMPANIES" shall mean each direct or indirect subsidiary of the Corporation.

         "BENEFICIARY" shall mean the person or persons designated by a Participant in accordance with Section 12 to receive any payment that is required to be made under the Plan upon the Participant's death.

         "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

         "BONUS" shall mean, with respect to any Eligible Employee for any Plan Year, the Bonus payable to such Eligible Employee during such year under the Corporation's Executive Incentive Bonus Plan, or, if applicable, under the terms of the Eligible Employee's employment agreement with the Corporation, or under any other plan, program or arrangement of annual incentive compensation maintained by the Corporation or any of its Affiliated Companies.

         "BONUS PAYMENT DATE" shall mean each date on which Bonus payments are made under the Corporation's Executive Incentive Bonus Plan.

         "BUSINESS DAY" shall mean any day on which the Corporation's principal office in the U.S. is open for business.

         "CEO" shall mean the Chief Executive Officer of the Corporation.

         "CHANGE IN CONTROL" means the occurrence of any of the following:

                  (a) the "Distribution Date" as defined in Section 3 of the Rights Agreement dated as of November 17, 1989 between the Corporation and United States Trust Company of New York, as Rights Agent as the same may have been amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

                  (b) any event described in Section 11(a)(ii)(B) of the Rights Agreement; or

                  (c) any event described in Section 13 of the Rights Agreement; or

                  (d) the date on which the number of duly elected and qualified directors of the Corporation who were not either elected by the Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Corporation as fixed by its by-laws;

provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Section 6 shall exist, to the extent that the Board of Directors so determines by resolution adopted prior to the Change in Control.

         "CLOSING PRICE" shall mean, as of any date, the closing price of a share of Common Stock as reported on the New York Stock Exchange Composite Tape for such date.

         "COMMITTEE" shall mean the CEO and such other officers of the Corporation as the CEO in his discretion may appoint from time to time. The CEO shall have the power to remove any other member of the Committee at any time.

         "COMMON STOCK" shall mean the shares of common stock ($0.10 par value) of the Corporation.

         "COMPENSATION COMMITTEE" shall mean the Compensation Committee of the Board of Directors.

         "CORPORATION" shall mean Pall Corporation.

         "CREDITING DATE" shall mean, with respect to any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for a Participant under Section 8, the date as of which Restricted Units, or Matching Restricted Units, were first credited to such Subaccount pursuant to Section 5(a), (b), (c), (d), or (e).

         "DEFERRED VESTED UNITS" shall mean Vested Units with respect to which the Participant has elected to defer payment in accordance with the provisions of Section 7(d) hereof.

         "DIVIDEND EQUIVALENT UNITS" shall mean additional Restricted Units or additional Deferred Vested Units credited to a Participant's Account pursuant to
Section 5(f) or Section 7(d)(vi).

         "DIVIDEND PAYMENT DATE" shall mean each date on which the Corporation pays a dividend on its Common Stock.

         "ELIGIBLE EMPLOYEE" shall mean, with respect to any Plan Year, any Employee who has been designated under Section 4 as eligible to be credited with Restricted Units for such Plan Year.

         "EMPLOYEE" shall mean any person employed by the Corporation or any of its Affiliated Companies.

         "INVOLUNTARY TERMINATION" shall mean the termination of a Participant's employment with the Corporation and all of its Affiliated Companies by the Corporation, or by any of its Affiliated Companies, for any reason other than for disability or for cause.

         "MATCHING RESTRICTED UNITS" shall mean Restricted Units that are credited to a Participant's Account pursuant to Section 5(e), to match Restricted Units that are credited to the Participant's Account under Section 5(b), (c) or (d).

         "PARTICIPANT" shall mean any Employee for whom an Account has been established, and is being maintained, pursuant to Section 8 hereof.

         "PLAN" shall mean the Pall Corporation Management Stock Purchase Plan as set forth herein and as amended from time to time.

         "PLAN YEAR" shall mean the period beginning on August 1 of each calendar year and ending on July 31 of the following calendar year.

         "RESTRICTED UNIT" shall mean a Unit credited to a Participant pursuant to Section 5 that has not yet become vested in accordance with the provisions of
Section 6.

         "RETIREMENT" shall mean the termination of a Participant's employment with the Corporation and all of its Affiliated Companies, if at the time of such termination of employment the Participant has attained age 62 and is eligible to receive (i) a Retirement Benefit under Section 3.1, 3.2 or 3.3 of the Pall Corporation Pension Plan or (ii), in the case of any Participant who is not a resident of the U.S., a similar type of benefit under any plan or program maintained by the Corporation or any of its Affiliated Companies (or to which the Corporation or any of its Affiliated Companies makes contributions) that provides benefits to Employees upon their retirement.

         "TRADING DAY" shall mean any day on which the New York Stock Exchange is open for trading.

         "UNIT" shall mean a unit of measurement equivalent to one share of Common Stock, with none of the attendant rights of a shareholder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

         "VESTED UNIT" shall mean a Unit credited to a Participant pursuant to
Section 5 that has become vested in accordance with the provisions of Section 6.

         "VESTING DATE" shall mean, with respect to any Restricted Units credited to a Participant's Account, the date on which such Restricted Units become vested in accordance with the provisions of Section 6.

3.       MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE.

         The number of shares of Common Stock that may be distributed with respect to Restricted Units and Deferred Vested Units credited to Participants under the Plan, (including Dividend Equivalent Units credited with respect to such Units) shall be limited to 1,000,000 shares of Common Stock. If any Restricted Units initially credited to a Participant shall be forfeited, the number of shares of Common Stock no longer payable with respect to the Restricted Units so forfeited shall thereupon be released and shall thereafter be available for the crediting of new Restricted Units under the Plan. The limitation provided under this Section 3 shall be subject to adjustment as provided in Section 9.

         The shares of Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation at such time or times and in such manner as it may determine. The Corporation shall be under no obligations to acquire shares of Common Stock for distribution to Participants before payment in Common Stock is due.

4.       ELIGIBILITY.

         An Employee shall be eligible to be credited with Restricted Units under Section 5 during any Plan Year only if he or she has been designated by the Compensation Committee as an Eligible Employee with respect to such year.

         Upon the recommendation of the CEO, the Compensation Committee may select as an Eligible Employee for any Plan Year any Employee who is expected to make significant contributions during the course of such year to the success of the Corporation and its Affiliated Companies and to the growth of their businesses.

         Any person who has been selected as an Eligible Employee for any Plan Year shall continue to be an Eligible Employee in the Plan for each subsequent Plan Year during the period of his or her employment, subject, however, to the Compensation Committee's right to terminate such individual's eligibility effective beginning as of the first base salary payment date or, if earlier, the first Bonus Payment Date occurring after the date on which the Compensation Committee makes its determination to terminate such individual's eligibility.

5.       CREDITING OF RESTRICTED UNITS.

         For each Plan Year, Eligible Employees shall be credited with Restricted Units in accordance with the following provisions:

         (a) INITIAL AWARD UNITS. Each Employee who is an Eligible Employee for the Plan Year that begins on August 1, 1999 shall be credited as of such date with such number of Restricted Units as the Compensation Committee in its sole discretion may determine for such Employee. To the extent that the Compensation Committee in its sole discretion so determines, any Employee who is designated as an Eligible Employee at any time after August 1, 1999 shall be credited, as of the date specified by the Compensation Committee in such determination, with such number of Restricted Units as the Compensation Committee may determine for such Employee.

         (b) BONUS UNITS. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may elect to have any part or all of any Bonus that may become payable to the Participant during such year paid in the form of Restricted Units that will be credited to his or her Account hereunder and distributed in accordance with the provisions of this Plan, instead of being paid to the Eligible Employee in cash. If an Eligible Employee has so elected, the Eligible Employee's Account shall be credited on the first Bonus Payment Date during such year with a number of Restricted Units determined by dividing (i) the total amount of the portion of the Eligible Employee's Bonus payable during such year which the Eligible Employee elected to have paid in the form of Restricted Units, by (ii) the Closing Price of a share of Common Stock on such Bonus Payment Date or, if such date is not a Trading Day, on the next following day that is a Trading Day.

         (c) BASE SALARY UNITS. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may elect to have up to 50% of the amount of the base salary otherwise payable to the Eligible Employee on each payday during such year paid in the form of Restricted Units that will be credited to his or her Account hereunder and distributed in accordance with the provisions of this Plan, instead of being paid to the Eligible Employee in cash. If an Eligible Employee has so elected, the amount specified in such election shall be withheld from the payment of base salary otherwise required to be made to the Eligible Employee on each payday during such year, and the Eligible Employee's Account shall be credited on January 31 and on July 31 of such year, with a number of Restricted Units determined by dividing (i) the aggregate amount so withheld from the start of such year, in the case of the Restricted Units to be credited on January 31, or from January 31, in the case of the Restricted Units to be credited on July 31, by (ii) the Closing Price of a share of Common Stock on the applicable crediting date or, if such date is not a Trading Day, on the next following day that is a Trading Day.

         (d) CASH PAYMENT UNITS. Each Employee who is an Eligible Employee for any Plan Year beginning on or after August 1, 1999 may make a direct cash payment to the Corporation at least seven days prior to any Bonus Payment Date during such year and in consideration thereof, have his or her Account credited on such Bonus Payment Date with a number of Restricted Units determined by dividing (i) the amount of such cash payment by (ii) the Closing Price of a share of Common Stock on such Bonus Payment Date or, if such date is not a Trading Day, on the next following day that is a Trading Day.

         The aggregate amount of the direct cash payments that an Eligible Employee may make under this Section 5(d) during any Plan Year shall not exceed the sum of (x) the amount by which 50% of the Eligible Employee's base salary for such year exceeds the portion thereof which the Eligible Employee has elected under Section 5(c) to have paid in the form of Restricted Units, plus
(y) the amount by which the Bonus payable to the Eligible Employee during such Plan Year exceeds the portion thereof which the Eligible Employee elected under
Section 5(b) to have paid in the form of Restricted Units.

         (e) MATCHING UNITS. On each date on which any Restricted Units are credited to an Eligible Employee's Account pursuant to the provisions of paragraphs (b), (c) or (d) of this Section 5, there shall also be credited to the Eligible Employee's Account on that date a number of Matching Restricted Units equal to (i) 50% of the number of Restricted Units credited on such date, in the case of Restricted Units credited during the Plan Year beginning on August 1, 1999, and (ii) 331/3% of the number of Restricted Units credited on such date, in the case of Restricted Units credited during each Plan Year beginning on or after August 1, 2000.

         (f) DIVIDEND EQUIVALENTS. Until the Vesting Date for the Restricted Units that have been credited to a Participant's Account pursuant to paragraphs
(a), (b), (c), (d) and (e) of this Section 5, additional Restricted Units shall be credited to the Participant's Account, with respect to the Restricted Units so credited, as of each Dividend Payment Date. The number of additional Restricted Units to be so credited shall be determined separately for each Initial Award Restricted Unit Subaccount, for each Purchased Restricted Unit Subaccount, and for each Matching Restricted Unit Subaccount, maintained for a Participant pursuant to Section 8. The number of additional Restricted Units to be credited to each such Subaccount shall be determined by first multiplying (A) the total number of Restricted Units standing to the Participant's credit in such Subaccount on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such Subaccount on all previous Dividend Payment Dates), by (B) the per-share dollar amount of the dividend paid on such Dividend Payment Date and then, dividing the resulting amount by the Closing Price of one share of Common Stock on such Dividend Payment Date.

         (g) ELECTION PROCEDURES. Any election made by an Eligible Employee under paragraph (b) or (c) of this Section 5 shall be made in accordance with, and shall be subject to, the provisions set forth below.

                  (i) any such election shall be made in writing, on a form furnished to the Eligible Employee for such purpose by the Committee and filed by the Eligible Employee with the Committee.

                  (ii) An election under Section 5(b) with respect to the Bonus payable to an Eligible Employee during the Plan Year beginning on August 1, 1999 shall be made by no later than July 23, 1999. An election under Section 5(b) with respect to the Bonus payable to an Eligible Employee during any Plan Year beginning on or after August 1, 2000 shall be made by no later than April 30 of the immediately preceding Plan Year. An election under Section 5(c) with respect to the base salary payable to an Eligible Employee during any Plan Year shall be made on or prior to the last Business Day preceding the start of such Plan Year. Notwithstanding the foregoing, any Employee who is hired after the start of a Plan Year but who is designated under
         Section 4 as an Eligible Employee for such year may make election under
         Section 5(c) with respect to his or her base salary for such year at any time during the 30-day period commencing on his or her date of hire; provided, however, that any election so made shall be effective only with respect to base salary payable to the Eligible Employee for periods of service beginning after the date on which he or she files such election with the Committee.

                  (iii) In his or her election form, the Eligible Employee shall specify, by dollar amount (which shall be an even multiple of $100) or by percentage (which shall be an even multiple of 1%), the portion of his or her Bonus and/or base salary that the Eligible Employee wishes to have paid in the form of Restricted Units credited to his or her Account, instead of in cash. The dollar amount or percentage so specified shall be at least equal to any minimum amount or percentage which the Committee in its discretion may have determined to be applicable to elections under Section 5(b) and/or Section 5(c) for the Plan Year.

                  (iv) Any election made under Section 5(b) or (c) for any Plan Year shall be irrevocable.

         (h) OTHER ELECTION RULES. Elections made under Section 5(b) or (c) shall be subject to the following rules:

                  (i) If an Eligible Employee who has made an election under
         Section 5(b) with respect to the Bonus payable to the Eligible Employee during any Plan Year terminates employment with the Company and all of its Affiliated Companies for any reason prior to any Bonus Payment Date for such Bonus but is nevertheless entitled to receive a Bonus payment on such date, the portion of such payment that is otherwise required to be paid by means of the crediting of Restricted Units to the Eligible Employee's Account pursuant to his or her election under Section 5(b) shall not be paid in such form, but shall be paid instead in the form of a single lump sum cash payment. Such payment shall be made as soon as practicable after such Bonus Payment Date.

                  (ii) If an Eligible Employee who has made an election under
         Section 5(c) with respect to the base salary payable to the Eligible Employee during any Plan Year terminates employment with the Company and all of its Affiliated Companies for any reason prior to any date on which Restricted Units are to be credited to his or her Account with respect to amounts withheld from his or her base salary pursuant to such election, no Restricted Units shall be so credited on such date but instead, the aggregate amount so withheld as of the date of the Eligible Employee's termination of employment shall be paid to the Eligible Employee, without interest thereon, in a single lump sum cash payment. Payment shall be made on such termination date, or as soon thereafter as is practicable.

                  (iii) Any election made by an Eligible Employee under Section 5(b) or (c) shall not be given effect if, at any time during the 12-month period ending on the date as of which any Restricted Units are otherwise required to be credited to his or her Account pursuant to such election, the Eligible Employee received a hardship withdrawal under Section 7.2 of the Pall Corporation Profit-Sharing Plan.

6.       VESTING OF UNITS.

         Restricted Units credited to a Participant's Account, and Dividend Equivalent Units credited with respect thereto, shall become vested in accordance with the provisions set forth below.

         (a) All Restricted Units standing to a Participant's credit in any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under
Section 8 (including, in each case, all such Units that are Dividend Equivalent Units) shall become vested on the earliest to occur of the following dates:

                  (i) the third anniversary of the Crediting Date for such Subaccount,

                  (ii) the date of the Participant's death,

                  (iii) the date as of which the Participant first incurs a disability that entitles the Participant to a Social Security certificate of disability award under the Federal Social Security Act, or

                  (iv) the date on which a Change in Control occurs.

         (b) If a Participant's employment with the Corporation and all of its Affiliated Companies terminates as a result of Retirement or Involuntary Termination prior to the third anniversary of the Crediting Date for any Initial Reward Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under Section 8 and prior to the occurrence of a Change in Control, as of the date of such termination of the Participant's employment

                  (i) all Units in any such Purchased Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall become vested;

                  (ii) the Earned Portion (as defined below) of all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall become vested; and

                  (iii) the Unearned Portion (as defined below) of all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units) shall be forfeited, and the Participant shall have no further rights with respect thereto.

         For purposes of the foregoing, the "Earned Portion" of the Units in any Initial Award Restricted Unit Subaccount and in any Matching Restricted Unit Subaccount maintained for a Participant shall mean the percentage of such Units determined by dividing by 36 the number of months in the period beginning on the Crediting Date for such Subaccount and ending on the date of the Participant's termination of employment, with any fraction of a month included in such period treated as a full month; and the "Unearned Portion" of the Units in any such Subaccount shall mean the percentage of such Units determined by subtracting from 100% the Earned Portion of such Units, as determined under the preceding clause.

         (c) If a Participant's employment with the Corporation and all of its Affiliated Companies terminates for any reason other than death, disability, Retirement or Involuntary Termination prior to the third anniversary of the Crediting Date for any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for the Participant under Section 8 and prior to the occurrence of a Change in Control, upon such termination of the Participant's employment

                  (i) all Units in any such Initial Award Restricted Unit Subaccount and in any such Matching Restricted Unit Subaccount (including all such Units that are Dividend Equivalent Units), shall be forfeited, and the Participant shall have no further rights with respect thereto; and

                  (ii) all Units in any such Purchased Restricted Unit Subaccount shall become vested.

7.       PAYMENT FOR VESTED UNITS.

         Payment with respect to a Participant's Vested Units shall be made in accordance with the provisions set forth below.

         (a) TIME FOR PAYMENT. Payment with respect to a Participant's Vested Units shall be made to the Participant or, in the event of the Participant's death, to his or her Beneficiary, as soon as practicable after the Vesting Date for such Units, except as otherwise provided in paragraph (d) below.

         (b) FORM OF PAYMENT. Except as provided in paragraph (c) below, payment to be made in accordance with paragraph (a) above with respect to all Restricted Units that have become vested on any Vesting Date shall be made in the form of a single lump sum payment consisting of (i) a number of shares of Common Stock equal to the total number of whole Restricted Units that have become vested on such Vesting Date, and (ii) a cash payment for any fractional part of a Restricted Unit that has become vested on such Vesting Date. The amount of such cash payment shall be determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

         (c) PAYMENT ON TERMINATION. Payment to be made in accordance with paragraph (a) above with respect to all Restricted Units that have become vested pursuant to Section 6(c)(ii) on any Vesting Date shall be made by the issuance of a number of shares of Common Stock determined by dividing the lesser of (x) the aggregate value of such Units determined by multiplying the number of such Units by the Closing Price of a share of Common Stock on the date or dates as of which such Units were credited to the Participant's Account, or (y) the aggregate value of such Units determined by multiplying the number of such Units by the Closing Price of a share of Common Stock on such Vesting Date, by
(z) the Closing Price of a share of Common Stock on such Vesting Date. If such Vesting Date was not a Trading Day, the Closing Price of a share of Common Stock on the first Trading Day following such Vesting Date shall be used for purposes of the preceding sentence. If the number of shares of Common Stock determined in accordance with the provisions of the second preceding sentence includes a fractional part of a share, payment with respect to such fractional part shall be made in cash, in an amount determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

         (d) DEFERRED PAYMENT. Subject to the provisions of paragraph (e) below, payment with respect to part or all of a Participant's Restricted Units that become vested on any Vesting Date pursuant to Section 6(a)(i) shall be deferred, and shall be made at the time and in the manner hereinafter set forth, if the Participant so elects in accordance with the following provisions:

                  (i) An election by the Participant hereunder with respect to any Restricted Units that become vested on any Vesting Date shall be made in writing, on a form furnished to the Participant for such purpose by the Committee. The form shall be filed with the Committee at least one year prior to such Vesting Date.

                  (ii) In the Participant's election form, the Participant shall specify the number of such Restricted Units with respect to which the Participant wishes to defer payment, and the date on which payment with respect to such Units shall be made (the "Payment Date").

                  (iii) The Participant may select, as the Payment Date for such Units (A) the first Business Day of the calendar year following the date of termination of his or her employment with the Corporation or any of its Affiliated Companies for any reason, or (B) the first Business Day of any earlier calendar month but no earlier than the first Business Day of the third calendar year following the calendar year in which the Vesting Date for such Units occurs.

                  (iv) Any election made hereunder by the Participant shall be irrevocable.

                  (v) As of the Vesting Date for any Restricted Units covered by a deferral election made by a Participant hereunder, the number of such Units shall be transferred from the Restricted Unit Subaccount or Matching Restricted Unit Subaccount in which such Units were recorded to the appropriate Deferred Vested Unit Subaccount established for the Participant under Section 8.

                  (vi) Until payment has been made with respect to all of the Units in any Deferred Vested Unit Subaccount maintained for the Participant under Section 8, there shall be credited to each such Subaccount, as of each Dividend Payment Date, a number of additional Deferred Vested Units determined by first multiplying (A) the total number of Deferred Vested Units standing to the Participant's credit in such Subaccount on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such Subaccount on all previous Dividend Payment Dates), by (B) the per-share dollar amount of the dividend paid on such Dividend Payment Date and then, dividing the resulting amount by the Closing Price of one share of Common Stock on such Dividend Payment Date.

                  (vii) Except as provided in subparagraph (viii) below, payment with respect to the Deferred Vested Units in any Deferred Vested Unit Subaccount maintained for the Participant shall be made on the Payment Date specified by the Participant in his or her deferral election with respect to such Units. Payment with respect to the Deferred Vested Units payable on any Payment Date shall be made (A) by the issuance of one share of Common Stock for each whole Deferred Vested Unit payable on such Payment Date, and (B) by a cash payment for any fractional part of a Deferred Vested Unit payable on such Payment Date. The amount of such cash payment shall be determined by multiplying such fractional part by the Closing Price of a share of Common Stock on the first Trading Day preceding the date of payment.

                  (viii) Notwithstanding any other provision in this Section 7 to the contrary, payment with respect to any part or all of any Deferred Vested Unit Subaccount maintained for a Participant may be made to the Participant on any date earlier than the Payment Date specified by the Participant in his deferral election for such Units if
         (A) the Participant requests such early payment and (B) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal income tax regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

         (e) LIMITATIONS ON DEFERRALS. A deferral election otherwise permitted to be made under paragraph (d) above shall be subject to the following limitations:

                  (i) The Committee may deny any Participant the right to make such election if it determines, in its sole discretion, that such deferral election by the Participant might cause the Plan to fail to be treated as a plan of deferred compensation "for a select group of management or highly compensated employees" for purposes of ERISA.

                  (ii) If a Change in Control should occur after the date on which the Participant's election form is filed with the Committee but before the date that otherwise would have been the Vesting Date under
         Section 6(a)(i) for the Units designated in such form, the Participant's deferral election shall not be given effect, and payment with respect to such Units shall be made in accordance with the other applicable provisions of this Section 7.

                  (iii) No deferral election shall be effective hereunder if, at any time during the 12-month period ending on the Vesting Date, the Participant received a hardship withdrawal under Section 7.2 of the Pall Corporation Profit-Sharing Plan.

                  (iv) No amount may be deferred with respect to the Participant's Vested Units pursuant to a Participant's deferral election hereunder to the extent that any tax is required to be withheld with respect to such amount pursuant to applicable federal, state or local law.

8.       ACCOUNTS.

         There shall be established on the books and records of the Corporation, for book keeping purposes only, a separate Account for each Participant, to reflect the Participant's interest under the Plan.

         Within each Account so established for each Participant there shall be established and maintained the following Subaccounts: an "Initial Award Restricted Unit Subaccount" to reflect all Restricted Units to be credited to the Participant's Account on any Crediting Date pursuant to Section 5(a); a "Purchased Restricted Unit Subaccount" to reflect all Restricted Units to be credited to the Participant's account on any Crediting Date pursuant to Section 5(b), (c) or (d); a "Matching Restricted Unit Subaccount" to reflect all Matching Restricted Units to be credited to the Participant's Account on any Crediting Date pursuant to Section 5(e); and a "Deferred Vested Unit Subaccount" to reflect all Vested Units with respect to which a Participant has elected to defer payment, and for which the Participant has selected the same Payment Date, pursuant to Section 7(d).

         A Participant's Account and Subaccounts shall be adjusted from time to time to reflect all Dividend Equivalent Units to be credited thereto pursuant to
Section 5(f) and Section 7(d)(vi), all payments made with respect to the Units reflected therein pursuant to Section 7, and, in the case of any Initial Award Restricted Unit Subaccount, Purchased Restricted Unit Subaccount or Matching Restricted Unit Subaccount maintained for a Participant, any forfeitures of Units reflected therein pursuant to Section 6.

         A Participant's interest in any Deferred Vested Unit Subaccount maintained for the Participant shall be fully vested and nonforfeitable at all times.

9.       CERTAIN ADJUSTMENTS TO PLAN SHARES.

         In the event of any change in the shares of Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase shares of Common Stock at a price substantially below fair market value, or any similar change affecting the shares of Common Stock, the number and kind of shares represented by Units credited to Participants' Accounts shall be appropriately adjusted consistent with such change in such manner as the Compensation Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

10.      LISTING AND QUALIFICATION OF COMMON STOCK.

         The Corporation, in its discretion, may postpone the issuance, delivery, or distribution of shares of Common Stock with respect to any Vested Units until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant or Beneficiary to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

11.      TAXES.

         The Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to any payments to be made under the Plan including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant or Beneficiary, and/or (ii) requiring a Participant or Beneficiary to pay to the Corporation or any of its Affiliated Companies the amount so required to be withheld as a condition of the issuance, delivery, or distribution of any shares of Common Stock. With the approval of the Compensation Committee, the Committee may permit such amount to be paid in shares of Common Stock previously owned by the Participant, or a portion of the shares of Common Stock that otherwise would be distributed to such Participant in respect to his or her Vested Units, or a combination of cash and shares of Common Shares.

12.      DESIGNATION AND CHANGE OF BENEFICIARY.

         Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, or any shares of Common Stock, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 12, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount, or any shares of Common Stock, payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

13.      RIGHTS OF PARTICIPANTS.

         A Participant's rights and interests under the Plan shall be subject to the following provisions:

         (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation or the applicable Affiliated Company to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in the Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

         (b) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

         (c) Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employment of the Corporation or any of its Affiliated Companies.

         (d) No Participant shall have the right, by virtue of having been selected as an Eligible Employee with respect to any Plan Year, to be automatically treated as an Eligible Employee with respect to any subsequent Plan Year.

         (e) No Restricted Units credited to a Participant's Account, and no payments made with respect to such Units upon or after they become vested, shall be considered as compensation under any employee benefit plan of the Corporation or any of its Affiliated

Companies, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

14.      ADMINISTRATION.

         The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, and make all determinations considered necessary or advisable for the administration of the Plan; provided, however, that any questions as to the rights under the Plan of any person who is an Elected Officer under Section 4.01(a), of the By-Laws of the Corporation, as amended on June 29, 1999 or thereafter, shall be determined by the Compensation Committee instead of by the Committee.

         The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers of the Corporation.

         All decisions, actions or interpretations of the Committee or the Compensation Committee under the Plan shall be final, conclusive and binding upon all parties. Notwithstanding the foregoing, any determination made by the Committee or the Compensation Committee after the occurrence of a Change in Control that denies in whole or in part any claim made by any individual for benefits under the Plan shall be subject to judicial review, under a "de novo", rather than a deferential standard.

15.      AMENDMENT OR TERMINATION.

         The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment, suspension or termination of the Plan shall adversely affect the rights of any Participant with respect to any Units previously credited to the Participant's Account, without his or her written consent.

16.      SUCCESSOR CORPORATION.

         The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

17.      GOVERNING LAW.

         The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.      EFFECTIVE DATE.

         The Plan was adopted effective as of June 29, 1999 by the Board of Directors, acting by the Compensation Committee, subject, however, to approval by the shareholders of the Corporation by a majority of the votes cast in person or by proxy at the 1999 annual meeting of the Corporation's shareholders. Restricted Units may be credited to the Accounts of Eligible Employees as provided herein prior to such shareholder approval, subject to such approval being obtained at such meeting.



As adopted by the Compensation Committee of the Board of Directors on June 29, 1999, and amended by that Committee by Consent dated
October 1, 1999, subject to approval by
shareholders at the annual meeting on
November 17, 1999.

                                PALL CORPORATION

               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 17, 1999

The undersigned hereby appoints ERIC KRASNOFF, JEREMY HAYWARD-SURRY and HEYWOOD SHELLEY, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of Pall Corporation (the "Company") which the undersigned would be entitled to vote if present at, and to act for the undersigned at, the annual meeting of shareholders of the Company to be held on Wednesday, November 17, 1999, at 11:00 a.m., and at any adjournment thereof, on the matters indicated on the reverse side hereof.

This proxy is solicited by the Board of Directors of the Company and, when properly executed, will be voted in accordance with the instructions specified on the reverse side. If no instructions are specified, this proxy will be voted FOR the election of all nominees for director named on the reverse side hereof (or for a substitute nominee if any of those named should become unavailable) and FOR approval of the adoption of the Employee Stock Purchase Plan and the Management Stock Purchase Plan. On any other business which may properly come before the meeting, this proxy will be voted in accordance with the judgment of the persons named above as proxies.

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    PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian or corporate officer, please give full title as such.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

-----------------------------------        ------------------------------------

DETACH CARD                                                         DETACH CARD

     PLEASE MARK VOTES
[X]  AS IN THIS EXAMPLE

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                                PALL CORPORATION
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                      [ ]


CONTROL NUMBER:
RECORD DATE SHARES:


                                                       ------------------------
Please be sure to sign and date this Proxy.            Date
-------------------------------------------------------------------------------


Shareholder sign here                             Co-owner sign here
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1. Election of Directors:

                                                     For All    With-   For All
                                                     Nominees   hold    Except

         (01) Abraham Appel                            [ ]      [ ]      [ ]
         (02) Daniel J. Carroll, Jr.
         (03) Ulric Haynes, Jr.
         (04) Jeremy Hayward-Surry
         (05) Edwin W. Martin, Jr.

If you wish to withhold authority for any particular nominee(s), mark the "For All Except" box and print the name(s) of such nominee(s) below.

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                                                       For   Against   Abstain

2. Adoption of the Employee Stock Purchase Plan.       [ ]     [ ]      [ ]

3. Adoption of the Management Stock Purchase Plan.     [ ]     [ ]      [ ]

4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

   The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said meeting or any adjournment thereof.

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                               VOTE BY TELEPHONE
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It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy Statement and this Proxy Card.

2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.
   There is NO CHARGE for this call.

3. Enter your Control Number located on this Proxy Card.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

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                                VOTE BY INTERNET
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It's fast, convenient, and your vote is immediately confirmed and posted.

FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy Statement and this Proxy Card.

2. Go to the Website

   http://www.eproxyvote.com/pll.

3. Enter your Control Number located on this Proxy Card.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/pll anytime!

   DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.